As filed with the Securities and Exchange Commission on April 25, 2018
1933 Act Registration No. 333-198912
1940 Act Registration No. 811-07645
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 4
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 100
Lincoln National Variable Annuity Account L
(Exact Name of Registrant)
Lincoln Retirement Income RolloverSM Version 2
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2018, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln Retirement Income RolloverSM Version 2
Group Variable Annuity Contract with Certificates
Lincoln National Variable Annuity Account L
May 1, 2018
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-234-3500
This prospectus describes a group variable annuity contract and Certificates with a Guaranteed Withdrawal Benefit that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is for use with qualified plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract’s growth until it is paid out. IRAs provide tax deferral, however, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring this contract. This contract is available to former plan participants who are eligible for a rollover distribution and wish to carry over their current Guaranteed Withdrawal Benefit from the Lincoln Secured Retirement IncomeSM variable annuity.
The contract is designed to accumulate Annuitant Account Value (AAV) and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be variable or a fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Annuitant.
The state in which your Certificate is issued will govern whether or not certain features are available, and the applicability of any restrictions, limitations, charges and fees. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan that was invested in the Lincoln Secured Retirement IncomeSM annuity (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the Annuitant. Additional Purchase Payments may be made, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
All Purchase Payments will be placed in Lincoln National Variable Annuity Account L (Variable Annuity Account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the AAV derived from Purchase Payments. If the Subaccount makes money, your AAV goes up; if the Subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the Subaccount or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment. The Purchase Payments are not bank deposits, and the contract is not endorsed by any bank or government agency.
The available fund is: LVIP Global Moderate Allocation Managed Risk Fund (fund), a series of the Lincoln Variable Insurance Products Trust. The fund is a fund of funds and invests substantially all of its assets in other funds.
This prospectus gives you information about the contract that you should know before deciding to invest in a contract and make Purchase Payments. You should also review the prospectus for the fund and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-234-3500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

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2

Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets of the contract offered in this prospectus.
Accumulation Unit—A measure used to calculate AAV for the contract before the Annuity Commencement Date.
Annuitant (you, your)—The person upon whose life the annuity payments are based and the person who can exercise the rights under the contract (including investment allocations, transfers, payout option, designation of the Beneficiary, etc.). The Annuitant was previously the participant (or the surviving spouse of a participant) in a qualified plan that was invested in the Lincoln Secured Retirement IncomeSM variable annuity.
Annuitant Account Value (AAV)—The value of the VAA held under the contract on your (the Annuitant’s) behalf. The Contractowner will maintain an AAV for each Annuitant.
Annuity Commencement Date—The Valuation Date when funds are withdrawn to provide a fixed dollar payout for payment of annuity benefits under the Annuity Payout option you select .
Annuity Payout— An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.
Automatic Annual Step-up—A feature that provides an automatic step-up of the Income Base to the AAV, subject to certain conditions.
Benefit Year—The 12-month period starting with the GWB Effective Date and starting with that date each subsequent year.
Beneficiary—The person or entity you choose to receive any Death Benefit payable upon the death of the Annuitant.
Certificate—A legal document we issue to each person covered under this group annuity contract. The Certificate is proof of participation in the contract, describes the coverage guaranteed to you, and outlines all essential terms and conditions of the contract.
Certificate Effective Date—The date this Certificate is issued and in force as shown on the Certificate Specification page.
Contractowner—The Lincoln Financial Group Trust Company, LLC.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Annuitant dies.
Excess Withdrawals—Amounts withdrawn from the AAV which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income and the Guaranteed Withdrawal Benefit charge.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income (GAI)—The guaranteed periodic withdrawal amount available from the AAV each Benefit Year for life.
Guaranteed Annual Income Effective Date—The Valuation Date the request to receive Guaranteed Annual Income amounts is approved by the Home Office.
Guaranteed Withdrawal Benefit—This feature provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the contract and provided certain conditions are met.
Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)—The date of the first Purchase Payment into the Lincoln Secured Retirement IncomeSM contract by the Annuitant.
Income Base—A value used to calculate the Guaranteed Annual Income amount.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Purchase Payments—The sum of all amounts paid into the AAV. Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefit.
Rollover Money—An eligible rollover from a qualified plan that was previously invested in the Lincoln Secured Retirement IncomeSM variable annuity.
Subaccount—The portion of the VAA that reflects investments in Accumulation Units of the fund available under the contract.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

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Expense Tables
The following tables describe the fees and expenses that you will pay when investing in and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you invest in or surrender the contract.
ANNUITANT TRANSACTION EXPENSES
There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The next table describes the fees and expenses that you will pay periodically during the time that you are invested in the contract, not including fund fees and expenses.
Separate Account Annual Expense (as a percentage of average daily net assets in the Subaccount):
Mortality and Expense Risk and Administrative Charge	0.25%
Guaranteed Withdrawal Benefit[1]
Guaranteed Maximum Annual Charge	2.00%
Current Annual Charge	0.90%
(1)	As a percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the AAV on a monthly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you are invested in the contract. The expenses are for the year ended December 31, 2017, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning the fund's fees and expenses is contained in the prospectus for the fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.75%	0.75%
	0.75%	0.75%
* There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in the fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See the fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for the fund.
The following table shows the expenses charged by the fund for the year ended December 31, 2017:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.05%		0.45%		0.75%	0.00%	0.75%
The fund has reserved the right to impose fees when funds shares are redeemed within a specified period of time of purchase (“redemption fees”) not reflected in the table above. There are no redemption fees at this time.
For information concerning compensation paid for the sales of contracts, see Distribution of the Contracts.
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EXAMPLES
These examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, benefit charges and fund fees and expenses.
The examples assume that you invest $10,000 for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$301	$921	$1,566	$3,291
2) If you annuitize or do not surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$301	$921	$1,566	$3,291
For more information – See Charges and Other Deductions in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract with Certificates between the Contractowner and Lincoln Life that is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money from the Lincoln Secured Retirement IncomeSM variable annuity. It will be issued with the Guaranteed Withdrawal Benefit. See The Contract – Guaranteed Withdrawal Benefit. This prospectus provides a general description of the contract. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. All material state variations are discussed in this prospectus.
Who is eligible to receive a Certificate? The Certificate will be issued to former qualified plan participants (or the surviving spouse of a participant) who will purchase an IRA contract with Rollover Money. To be eligible to receive a Certificate, the money must have been previously invested in the Lincoln Secured Retirement IncomeSM variable annuity sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to the Subaccount. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. Remember that because of your investment in the VAA you will benefit from any gain, and take a risk of any loss in the value of the securities in the fund's portfolios. See Variable Annuity Account.
What is my investment choice? The VAA applies your Purchase Payments to buy shares in the LVIP Global Moderate Allocation Managed Risk Fund (fund). In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Fund.
Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. See Investments of the Variable Annuity Account — Description of the Fund.
How does the contract work? If we approve your application, we will issue you a Certificate that outlines your rights in the group annuity contract, which include the right to receive a Guaranteed Withdrawal Benefit, a Death Benefit or an Annuity Payout if conditions are met. When you make Purchase Payments, you buy Accumulation Units. You will receive a Guaranteed Withdrawal Benefit if all conditions are met. If you decide to annuitize the AAV to receive an Annuity Payout, the Accumulation Units are withdrawn to provide a fixed Annuity Payout. See The Contract.
What charges will be taken from my account? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk and administrative charge. There is also an additional monthly charge for the Guaranteed Withdrawal Benefit. See Expense Tables and also the Charges and Other Deductions section of this prospectus.
The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the Expense Tables and also the prospectus for the fund.
For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.
What Purchase Payments must be made, and how often? Subject to minimum payment amounts, additional payments after the initial rollover are completely flexible. Purchase Payments within 180 days of a withdrawal may be limited. For more information, see The Contracts – Purchase Payments.
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What is the Guaranteed Withdrawal Benefit? This feature provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount (referred to as Guaranteed Annual Income amounts) based on a percentage of an Income Base with the potential for age-based increases to the Guaranteed Annual Income amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts as a fixed option. See Annuity Payouts — Annuity Options.
What happens if I die before I annuitize? Your Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See Guaranteed Withdrawal Benefit — Death Prior to the Annuity Commencement Date.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I surrender my Certificate or make a withdrawal? Yes, we will allow the surrender of the contract or a withdrawal of AAV upon your written request on an approved Lincoln form. Any Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this Certificate? Yes, you can cancel a Certificate within twenty days (in some states longer) of the date you receive the Certificate by giving written notice to the Home Office. See Return Privilege.
Condensed Financial Information
Since no sales of this product occurred before the date of this prospectus, financial information for the Subaccounts is not included in this prospectus or in the SAI.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the fund on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Any guarantees under the contract that exceed your AAV, such as those associated with Death Benefit options and living benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of AAV are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
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Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-234-3500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The VAA is a segregated investment account under Indiana law, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contract and the obligations set forth in the contract, other than those of the Certificate holder, are ours. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The Certificate holder assumes the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-234-3500.
Investments of the Variable Annuity Account
Any Purchase Payments that you allocate to the Subaccount will be allocated to the Standard Class of the fund. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.
Investment Adviser
Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.
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Description of the Fund
The Subaccount of the VAA is invested solely in shares of the LVIP Global Moderate Allocation Managed Risk Fund, a fund of funds. This fund is managed by an adviser affiliated with us.
The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
The fund invests substantially all of its assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. This arrangement is referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.
This fund may employ a risk management strategy to provide for downside protection during sharp downward movements in equity markets. For more information about the fund and the investment strategies it employs, please refer to the fund's current prospectuses. Fund prospectuses are available by contacting us.
This fund is included as an investment option in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Guaranteed Withdrawal Benefit. Our financial interest in reducing loss and the volatility of overall AAVs, in light of our obligations to provide benefits under the rider, may be deemed to present a potential conflict of interest with respect to the interests of the Contractowner and/or Annuitants. In addition, any negative impact to the underlying fund as a result of the risk management strategies may limit your AAV, which in turn may limit your ability to achieve step-ups of the Income Base under the Guaranteed Withdrawal Benefit.
The Guaranteed Withdrawal Benefit also provides protection in the event of a market downturn. Likewise, there is an additional cost associated with the Guaranteed Withdrawal Benefit which can limit the contract’s upside participation in the markets.
Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus that accompanies this prospectus carefully before investing. A prospectus for the fund is available by contacting us. In addition, if you receive a summary prospectus for the fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that the fund will achieve its stated objective.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
Fund Shares
We will purchase shares of the fund at net asset value and direct them to the Subaccount of the VAA. We will redeem sufficient shares of the fund to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.
Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccount established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Annuitants participating in a fund could conflict. The fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to Annuitants arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Annuitants as additional units, but are reflected as changes in unit values.
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Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all Annuitants or only for certain classes of Annuitants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Annuitants.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close the Subaccount to allocations of Purchase Payments or AAV, or both, at any time in our sole discretion. The fund, which sells shares to the Subaccount pursuant to a participation agreement, also may terminate the agreement and discontinue offering its shares to the Subaccount. A substitution might also occur if shares of a fund should no longer be available, or if investment in the fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
If the Subaccount or fund is closed to future Purchase Payments, we may add a new investment option to the contract. As an alternative, we may substitute a new fund for the prior fund option, after obtaining any necessary approval of the SEC and upon written notice to you. At least one variable investment option will be available at all times.
We also may:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contract from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contract to reflect changes to the Subaccount and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required;
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations; and
•	providing toll-free and website inquiry services.
The benefits we provide include:
•	a Death Benefit;
•	a Guaranteed Withdrawal Benefit;
•	Annuity Payout benefits; and
•	cash surrender value benefits.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments to individuals from the Guaranteed Withdrawal Benefit will exceed the AAV;
•	the risk that the Death Benefits paid will exceed the actual AAV; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things,
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of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We apply to the daily net asset value of the Subaccount a charge which is equal to an annual rate of:
Mortality and expense risk and administrative charge	0.25%
Guaranteed Withdrawal Benefit charge: The annual charge for this feature is currently 0.90% (0.075% monthly). This charge is applied to the Income Base (carried over from the Lincoln Secured Retirement IncomeSM contract under your former qualified retirement plan), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this benefit from the AAV on a monthly basis, with the first deduction occurring on the Valuation Date on or next following the one-month anniversary of the Guaranteed Withdrawal Benefit Effective Date. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. See Guaranteed Withdrawal Benefit – Income Base section for a discussion and example of the impact of the changes to the Income Base.
The percentage charge may increase no more frequently than once in a 12-month period and we will notify you in advance of the effective date of the change. The charge will not exceed the guaranteed maximum annual percentage charge of 2.00%. The guaranteed maximum monthly percentage charge is 0.17%.
If the AAV is reduced to zero while you are receiving a Guaranteed Annual Income, this charge will not be deducted.
Other Charges and Deductions
There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund.
Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures;
•	the performance of administrative or sales functions by the employer;
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.
The Contract
Purchase of Contract
This prospectus describes the group variable annuity contract under which we allocate payments to the accounts of individual Annuitants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Annuitant under the group variable annuity contract receives a Certificate which summarizes the provisions of the group contract and is proof of participation.
Purchase Payments
You may make Purchase Payments to the Subaccount at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make additional Purchase Payments after the initial Purchase Payment of Rollover Money. The minimum initial Purchase Payment is $10,000 and must be made using Rollover Money that was previously invested in the Lincoln Secured Retirement IncomeSM variable annuity, purchased by a qualified plan from Lincoln Life. Additional Purchase Payments may be made with qualified money from any source. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum Purchase Payment at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
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Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the Certificate will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.
The maximum annual Purchase Payment will be limited to $500,000 without Home Office approval (excluding the Rollover Money). Purchase Payments which originate from other investment options available under your retirement plan and are made within 180 days of a withdrawal from the AAV may be limited to $25,000 in the future. After the Guaranteed Annual Income Effective Date no additional Purchase Payments will be allowed if your AAV is zero. In addition, we may further limit or decline future Purchase Payments as long as we provide you 180 days-notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made, AAVs and Income Bases will no longer be increased by additional Purchase Payments and you will not have the opportunity to further increase your GAI amount. You should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.
Valuation Date
Accumulation Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are allocated to the LVIP Global Moderate Allocation Managed Risk Fund Subaccount and are used to fund the Guaranteed Withdrawal Benefit. Purchase Payments allocated to the VAA are converted into Accumulation Units and are credited to the account of each Annuitant. The number of Accumulation Units credited is determined by dividing the Purchase Payment by the value of an Accumulation Unit on the Valuation Date on which the Purchase Payment is received in Good Order at our Home Office if received before 4:00 p.m., New York time or the close of trading of the New York Stock Exchange. Purchase Payments received in Good Order at or after 4:00 p.m., New York time will be processed using the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the fund performs, but also upon the expenses of the VAA and the fund.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for the Subaccount was established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an Accumulation Unit on the last day of any following Valuation Period as follows:
1.  The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.  The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.  The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on the Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Guaranteed Withdrawal Benefit
The Guaranteed Withdrawal Benefit provides for each Annuitant (and spouse if the joint life option is elected):
•	Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the AAV if the AAV is equal to or greater than the Income Base and the maximum age(s) has not been reached;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
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Please note any withdrawals made prior to the Guaranteed Annual Income Effective Date or that exceed the Guaranteed Annual Income amount (referred to as Excess Withdrawals) may significantly reduce the Income Base as well as the Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the benefit if the Income Base is reduced to zero.
The Guaranteed Withdrawal Benefit provides guaranteed, periodic withdrawals for your life or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. For purposes of this Guaranteed Withdrawal Benefit, spouse means an individual who would be recognized as a spouse under federal law. An Income Base is used to calculate the Guaranteed Annual Income payment from AAV, but is not available as a separate benefit upon death or surrender. The Income Base will be carried over from the Lincoln Secured Retirement IncomeSM variable annuity under your previous retirement plan. The Income Base will be increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. Limits on Purchase Payments are discussed in the Purchase Payments section of this prospectus. No additional Purchase Payments are allowed if the AAV decreases to zero after the Guaranteed Annual Income Effective Date for any reason.
The Guaranteed Withdrawal Benefit provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after you (single life option) or the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age-based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for life. Under the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Income Base. The Income Base is a value used to calculate the Guaranteed Annual Income amount. The Income Base is not available as a lump sum withdrawal or as a Death Benefit. The initial Income Base under this Certificate is the amount of your Income Base that was transferred from the Lincoln Secured Retirement IncomeSM variable annuity contract under your former retirement plan. The maximum Income Base is $2,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or your spouse if joint life option) are the covered lives.
Each additional Purchase Payment automatically increases the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). Additional Purchase Payments will not be allowed after the Guaranteed Annual Income Effective Date if the AAV decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount, amounts deducted for the Guaranteed Withdrawal Benefit charge, and any recordkeeping charge of 0.20% or less assessed by your IRA custodian will not reduce the Income Base. All withdrawals prior to the Guaranteed Annual Income Effective Date are considered Excess Withdrawals.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the AAV on the Valuation Date immediately prior to each Benefit Year anniversary if:
a)	the Annuitant (single life option), or the Annuitant or spouse (joint life option) are still living and under age 86 (if both spouses are living, they both must be under age 86); and
b)	the AAV on that Valuation Date, after the deduction of any withdrawals (including the Guaranteed Withdrawal Benefit charge), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional Purchase Payments):
	AAV	Income Base
Initial Rollover Money $50,000	$50,000	$50,000
Valuation Date immediately prior to 1st Benefit Year anniversary	$54,000	$54,000
Valuation Date immediately prior to 2nd Benefit Year anniversary	$53,900	$54,000
Valuation Date immediately prior to 3rd Benefit Year anniversary	$57,000	$57,000
Valuation Date immediately prior to 4th Benefit Year anniversary	$64,000	$64,000
Withdrawal Amount. If the Guaranteed Annual Income Effective Date occurred under the Lincoln Secured Retirement IncomeSM contract, the Guaranteed Annual Income will continue under this Certificate, using the same Guaranteed Annual Income calculation. If the Certificate Effective Date is not the same as the Benefit Year anniversary date, you will receive only the amount of Guaranteed Annual Income remaining from the Lincoln Secured Retirement IncomeSM contract for that Benefit Year until your next Benefit Year anniversary.
For those who have not previously requested a Guaranteed Annual Income Effective Date, you may request to begin Guaranteed Annual Income withdrawals by submitting a request to the Home Office. The Valuation Date the request is approved is the Guaranteed
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Annual Income Effective Date. At that time, you will elect either the single life option or the joint life option of the Guaranteed Withdrawal Benefit. After the Guaranteed Annual Income Effective Date, periodic withdrawals up to the Guaranteed Annual Income amount may be taken each Benefit Year for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as the Guaranteed Annual Income amount is greater than zero. Guaranteed Annual Income withdrawals may be taken once you (single life option) or the younger of you and your spouse (joint life option) turn age 55. If the Guaranteed Annual Income Effective Date does not occur on a Benefit Year anniversary, the Guaranteed Annual Income amount for the first year will be prorated based on the number of days remaining in that Benefit Year.
Upon the Guaranteed Annual Income Effective Date, the Weighted Average Guaranteed Annual Income (“WAGAI”) percentage is calculated, based on your age (single life option) or the age of the younger of you and your spouse (joint life option). After the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income amount percentage will increase on a Benefit Year anniversary on or after an applicable higher age band has been reached only after there has also been an Automatic Annual Step-up. The Automatic Annual Step-up must occur after the date you (or spouse if applicable) reached the higher age band. If an applicable age band has been reached and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If the entire Guaranteed Annual Income amount is not withdrawn during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Weighted Average Guaranteed Annual Income Percentage (WAGAI). Under the Lincoln Secured Retirement IncomeSM contract and this Certificate, Guaranteed Annual Income percentages were provided for different ages and for single and joint life options on different tables (“Tables”). The Current Table of Guaranteed Annual Income Percentages by Ages is shown below. A WAGAI percentage will be used to calculate the Guaranteed Annual Income. A WAGAI percentage will be calculated based on the portion of Purchase Payments, Automatic Annual Step-Ups and Excess Withdrawals that are allocated to each Table that was in effect when Purchase Payments were made. The percentage for each Table is determined according to this formula: (a) divided by (b) times (c); where
(a)	is the portion of the Income Base calculated on the basis of Purchase Payments made during the time the specific Table is in effect and adjusted by Automatic Annual Step-Ups and Excess Withdrawals;
(b)	is the total Income Base for all Tables;
(c)	is the applicable percentage for the age and measuring life option for that Table.
The percentage for each applicable Table will be calculated according to the formula above. Then the percentages determined for each Table will be added together to determine the WAGAI percentage. The WAGAI percentage will be recalculated following the date of an additional Purchase Payment, Automatic Annual Step-Up or Excess Withdrawal. The Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
The following example demonstrates how the WAGAI is calculated if Purchase Payments are made while two different Tables are in effect:
Total Purchase Payment during Year 1 (Table 1 in effect)	$5,000
Automatic Step-Up of Income Base to market value on Benefit Year anniversary	$5,900
Total Purchase Payments during Year 2 (Table 2 in effect)	$5,000
Market loss so no Automatic Step-Up on Benefit Year anniversary	$10,900
The Annuitant is age 60 on the Guaranteed Annual Income Effective Date. The percentage rate for this Annuitant under Table 1 was 4% (single life). The percentage rate under Table 2 was 3.5%.
According to the formula above, at the end of year 2 the percentage attributed to the first Table is ($5,900 / $10,900 x 4%) = 2.16%. The percentage attributed to the second Table is ($5,000 / $10,900 x 3.5%) = 1.61%. Adding the two rates together results in a WAGAI of 3.77%. This rate will be applied to the Total Income Base of $10,900 to produce a Guaranteed Annual Income amount of $410.93.
Current Table of Guaranteed Annual Income Percentages by Ages
Age	Guaranteed Annual Income amount percentage (Single Life Option)	Guaranteed Annual Income amount percentage (Joint Life Option)
At Least 55 and under 65	4%	3.5%
65-70	5%	4.5%
71+	6%	5.5%
We may change the Table of Guaranteed Annual Income Percentages by Ages (“Table”) for future Purchase Payments. We will provide you with notice of any change to the Table.
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If the AAV is reduced to zero while receiving a Guaranteed Annual Income amount because of market performance, Guaranteed Withdrawal Benefit charges or the recordkeeping charge of 0.20% or less assessed by your IRA custodian, payments equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable). The remaining Income Base is not available as a lump sum withdrawal. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate, and you will have no more rights or benefits under this contract.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the AAV.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the AAV. The example assumes that the Annuitant is age 58 (4% Guaranteed Annual Income percentage for single life option) on the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income Effective Date is on a Benefit Year anniversary, and the Income Base is $200,000:
AAV on the Guaranteed Annual Income Effective Date	$200,000
Income Base on the Guaranteed Annual Income Effective Date	$200,000
Initial Guaranteed Annual Income amount on the Guaranteed Annual Income Effective Date ($200,000 x 4%)	$ 8,000
AAV six months after Guaranteed Annual Income Effective Date	$210,000
Income Base six months after Guaranteed Annual Income Effective Date	$200,000
Withdrawal six months after Guaranteed Annual Income Effective Date when Annuitant is still age 58	$ 8,000
AAV after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
AAV on next Benefit Year anniversary	$205,000
Income Base on next Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on next Benefit Year anniversary	$ 8,200
The Automatic Annual Step-up was available on the first Benefit Year anniversary and increased the Income Base to the AAV of $205,000. The Guaranteed Annual Income amount also increased to $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the Guaranteed Annual Income Effective Date will increase the Guaranteed Annual Income amount by an amount equal to the WAGAI percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming an Annuitant is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made (and the GAI rates had not changed), the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is made. Note that the Benefit Year does not change so all withdrawals during the Benefit Year, (withdrawals before and after the additional Purchase Payment), will count toward the Guaranteed Annual Income amount.
Purchase Payments (other than Rollover Money) into the contract cannot exceed $500,000 in a Benefit Year.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable WAGAI percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to the Guaranteed Annual Income Effective Date. Withdrawals for the Guaranteed Withdrawal Benefit charge and any recordkeeping charge of 0.20% or less assessed by your IRA custodian are not treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
•	the Income Base is reduced by the same proportion that the Excess Withdrawal reduces the AAV. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
•	the Guaranteed Annual Income amount will be recalculated to equal the applicable WAGAI percentage multiplied by the new (reduced) Income Base.
We will provide to you quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Automatic Annual Step-ups, Excess Withdrawals and additional Purchase Payments) available for
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the Benefit Year, if applicable, in order to determine whether a withdrawal may be an Excess Withdrawal. Questions regarding Excess Withdrawals should be referred to the customer service number provided on the front page of this prospectus.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the AAV. The Annuitant who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base. If there are multiple GAI tables in effect, the Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
Prior to Excess Withdrawal: AAV = $60,000 Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal, $3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal.
The AAV is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced: AAV = $56,600 ($60,000 - $3,400) Income Base = $85,000
The AAV is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 AAV ($8,600 ÷ $56,600)
AAV = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
On the following Benefit Year anniversary:
AAV = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81 Income Base)
In a declining market, Excess Withdrawals may significantly reduce the Income Base as well as the Guaranteed Annual Income amount. If the Income Base or AAV is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate and you will have no more rights or benefits under this contract.
After the Guaranteed Annual Income Effective Date, withdrawals will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
•	Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
•	The RMD calculation must be based only on the AAV in this contract; and
•	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the greater of the Guaranteed Annual Income amount or RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Death Prior to the Annuity Commencement Date. The Guaranteed Withdrawal Benefit has no provision for a payout of the Income Base upon death of the Annuitant. A Death Benefit may be paid to the Beneficiary if the conditions set forth below are met. Payment of a Death Benefit terminates the Guaranteed Withdrawal Benefit for you and your surviving spouse if applicable. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.
Upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or upon the Annuitant’s death with the single life option, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse unless a Death Benefit is paid out if available. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available upon the second death.
The Death Benefit is equal to the greater of:
•	the current AAV as of the Valuation Date we approve the payment of the claim; or
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•	the sum of all Purchase Payments into the AAV decreased by withdrawals. Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that Excess Withdrawals reduced the AAV. All other withdrawals reduce the sum of all Purchase Payments by the dollar amount of the withdrawal.
The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	our receipt of all required claim forms, fully completed.
If the Death Benefit becomes payable upon the death of the Annuitant, the Beneficiary may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.
If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
All Death Benefit payments will be subject to the laws and regulations governing Death Benefits.
The tax code requires that any distribution be paid within five years of the death of the Annuitant unless the Beneficiary begins receiving, within one year of the Annuitant’s death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the Beneficiary's life expectancy.
Termination. You may terminate the contract, including the Guaranteed Withdrawal Benefit, by notifying us in writing and surrendering your Certificate.
The Guaranteed Withdrawal Benefit will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or under the single life option; or
•	upon the death of the survivor under the joint life option; or
•	when the Income Base or AAV is reduced to zero due to an Excess Withdrawal.
The termination of the Guaranteed Withdrawal Benefit will not result in any increase in AAV equal to the Income Base. Upon effective termination of the Guaranteed Withdrawal Benefit, the benefits and charges provided by the Certificate will terminate and any AAV must be removed from this contract.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of your Certificate or a withdrawal of a portion of the AAV upon your written request, subject to the conditions of the Certificate discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the AAV at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m. New York time or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders for your protection.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.
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Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Annuitant last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
The owner of this group annuity contract on the date of issue will be the Lincoln Financial Group Trust Company.
As Annuitant and as the individual for whom the IRA and/or Roth IRA is established, you have all rights as described in this Certificate. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Annuitants and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any Death Benefits or benefits offered under living benefit riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of this Certificate or of the contract. Contracts, Certificates, endorsements and riders may vary as required by state law. Questions about your Certificate or this contract should be directed to us at 1-800-234-3500.
Annuity Payouts
The Certificate provides optional forms of payouts of annuities (annuity options), each of which is payable on a fixed basis. The Certificate provides that all or part of the AAV may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each Annuity Payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each Annuity Payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.
Annuity Options
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Annuitant.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
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If any payee dies after an Annuity Payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):
the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
•	the amount payable at the death of the payee under the unit refund life annuity; or
•	the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.
If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).
General Information
None of the options listed above currently provides withdrawal features, permitting you to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.
You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life annuity) will be paid to the Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Once you begin to receive Annuity Payouts, you cannot change the payout option, payout amount, or payout period.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
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•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the plan participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
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Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of investment in the contract. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individuals IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
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Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of the Contractowners or Annuitants who have interests in the Subaccount which invests in the fund. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
The underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Annuitant provide their voting instructions to us. Even though you may choose not to provide voting instruction, the shares of a fund to which such you would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds
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affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Annuitants could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the fund. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Distribution of the Contracts
Lincoln Financial Distributors (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors (“LFA”), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.
Compensation Paid to LFA. The maximum compensation the Principal Underwriter pays to LFA is limited to the compensation the advisor received based on the amount of assets in the former retirement plan, which include assets in this contract. Alternatively, LFA may elect to receive a lower rate of compensation.
Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The maximum compensation the Principal Underwriters pays to Selling Firms, other than LFA, is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, some Selling Firms may elect to receive a lower rate of compensation. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the Statement of Additional Information (SAI).
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Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers.
Return Privilege
Within the free-look period after your Certificate is issued, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A Certificate canceled under this provision will be void. Except as explained in the following paragraph, we will return the AAV as of the Valuation Date on which we receive the cancellation request. A purchaser who participates in the VAA is subject to the risk of a market loss on the AAV during the free-look period.
For Certificates issued in those states whose laws require that we assume this market risk during the free-look period, a Certificate may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or AAV as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or AAV as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You
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can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln Retirement Income RolloverSM Version 2
Lincoln National Variable Annuity Account L

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account L / Lincoln Retirement Income RolloverSM Version 2.
(Please Print)
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Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801
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Lincoln Retirement Income RolloverSM Version 2
Lincoln National Variable Annuity Account L  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Retirement Income RolloverSM Version 2 prospectus of Lincoln National Variable Annuity Account L dated May 1, 2018. You may obtain a copy of the Lincoln Retirement Income RolloverSM Version 2 prospectus on request and without charge. Please write Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-234-3500.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Determination of Accumulation and Annuity Unit Value	B-2
Item	Page
Capital Markets	B-3
Advertising & Ratings	B-3
Unclaimed Property	B-3
Other Information	B-3
Financial Statements	B-4

This SAI is not a prospectus.
The date of this SAI is May 1, 2018.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account L comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,412,869, $1,500,645 and $1,413,794 to LFN and Selling Firms in 2015, 2016 and 2017 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
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Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund
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involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2017 financial statements of the VAA and the December 31, 2017 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the consolidated financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2018

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $85,802; 2016 – $83,290)	$93,340	$87,866
Variable interest entities’ fixed maturity securities (amortized cost: 2017 – $0; 2016 – $200)	-	200
Equity securities (cost: 2017 – $247; 2016 – $260)	246	275
Trading securities	1,533	1,624
Mortgage loans on real estate	10,662	9,761
Real estate	11	12
Policy loans	2,379	2,429
Derivative investments	845	900
Other investments	2,006	2,034
Total investments	111,022	105,101
Cash and invested cash	947	2,057
Deferred acquisition costs and value of business acquired	8,408	9,143
Premiums and fees receivable	394	428
Accrued investment income	1,052	1,029
Reinsurance recoverables	6,515	6,810
Reinsurance related embedded derivatives	-	58
Funds withheld reinsurance assets	598	623
Goodwill	1,368	2,273
Other assets	7,349	6,132
Separate account assets	144,219	128,397
Total assets	$281,872	$262,051

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$22,063	$20,681
Other contract holder funds	79,481	78,106
Short-term debt	10	280
Long-term debt	2,374	2,549
Reinsurance related embedded derivatives	51	-
Funds withheld reinsurance liabilities	4,348	4,827
Deferred gain on business sold through reinsurance	41	67
Payables for collateral on investments	4,354	4,910
Other liabilities	6,486	6,414
Separate account liabilities	144,219	128,397
Total liabilities	263,427	246,231

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,713	10,696
Retained earnings	4,405	3,342
Accumulated other comprehensive income (loss)	3,327	1,782
Total stockholder’s equity	18,445	15,820
Total liabilities and stockholder’s equity	$281,872	$262,051

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$3,018	$2,579	$2,825
Fee income	5,369	5,171	4,960
Net investment income	4,760	4,631	4,611
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(18)	(141)	(75)
Portion of loss recognized in other comprehensive income	-	41	25
Net other-than-temporary impairment losses on securities recognized in earnings	(18)	(100)	(50)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(438)	(410)	(172)
Total realized gain (loss)	(456)	(510)	(222)
Amortization of deferred gain on business sold through reinsurance	18	69	69
Other revenues	439	403	440
Total revenues	13,148	12,343	12,683
Expenses
Interest credited	2,558	2,527	2,472
Benefits	4,818	4,247	4,529
Commissions and other expenses	3,967	4,005	4,109
Interest and debt expense	126	116	105
Strategic digitization expense	43	8	-
Impairment of intangibles	905	-	-
Total expenses	12,417	10,903	11,215
Income (loss) before taxes	731	1,440	1,468
Federal income tax expense (benefit)	(1,287)	267	295
Net income (loss)	2,018	1,173	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	1,547	692	(2,090)
Funded status of employee benefit plans	(2)	(1)	2
Total other comprehensive income (loss), net of tax	1,545	691	(2,088)
Comprehensive income (loss)	$3,563	$1,864	$(915)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Common Stock
Balance as of beginning-of-year	$10,696	$10,677	$10,652
Stock compensation/issued for benefit plans	17	19	25
Balance as of end-of-year	10,713	10,696	10,677

Retained Earnings
Balance as of beginning-of-year	3,342	3,118	3,066
Net income (loss)	2,018	1,173	1,173
Dividends declared	(955)	(949)	(1,121)
Balance as of end-of-year	4,405	3,342	3,118

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,782	1,091	3,179
Other comprehensive income (loss), net of tax	1,545	691	(2,088)
Balance as of end-of-year	3,327	1,782	1,091
Total stockholder’s equity as of end-of-year	$18,445	$15,820	$14,886

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$2,018	$1,173	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(17)	55	(176)
Trading securities purchases, sales and maturities, net	120	165	143
Change in premiums and fees receivable	34	(49)	101
Change in accrued investment income	19	8	(18)
Change in future contract benefits and other contract holder funds	(2,062)	(2,036)	868
Change in reinsurance related assets and liabilities	1,001	542	(1,060)
Change in federal income tax accruals	(1,502)	146	170
Realized (gain) loss	456	511	222
Amortization of deferred gain on business sold through reinsurance	(18)	(69)	(69)
Change in cash management agreement	(277)	(66)	351
Impairment of intangibles	905	-	-
Other	177	262	45
Net cash provided by (used in) operating activities	854	642	1,750

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(9,887)	(10,791)	(8,858)
Sales of available-for-sale securities	1,773	3,076	1,329
Maturities of available-for-sale securities	5,790	5,290	4,265
Purchases of alternative investments	(357)	(302)	(324)
Sales and repayments of alternative investments	184	238	177
Proceeds from affiliate transfer of alternative investments	66	-	-
Issuance of mortgage loans on real estate	(2,047)	(2,127)	(1,944)
Repayment and maturities of mortgage loans on real estate	1,145	877	816
Issuance and repayment of policy loans, net	49	91	125
Net change in collateral on investments and derivatives	(374)	435	638
Proceeds from sale of subsidiary/business	-	-	75
Other	(123)	(99)	(78)
Net cash provided by (used in) investing activities	(3,781)	(3,312)	(3,779)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(290)	(250)	(4)
Issuance of long-term debt, net of issuance costs	75	-	-
Issuance (payment) of short-term debt	(270)	190	88
Proceeds from sales leaseback transaction	62	85	47
Deposits of fixed account values, including the fixed portion of variable	10,775	10,030	10,745
Withdrawals of fixed account values, including the fixed portion of variable	(5,764)	(5,449)	(6,062)
Transfers to and from separate accounts, net	(1,787)	(1,308)	(2,474)
Common stock issued for benefit plans	(29)	(22)	(14)
Dividends paid	(955)	(949)	(1,121)
Net cash provided by (used in) financing activities	1,817	2,327	1,205

Net increase (decrease) in cash and invested cash	(1,110)	(343)	(824)
Cash and invested cash as of beginning-of-year	2,057	2,400	3,224
Cash and invested cash as of end-of-year	$947	$2,057	$2,400

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default.  Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $57 million, $59 million and $67 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We recognized the gain related to these transactions over the period over which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S.  consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  We adopted the guidance in this ASU prospectively.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $905 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Consolidated Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 10.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our consolidated financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $110 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings. The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our consolidated financial condition.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We continue to gather information to determine our leases that are within the scope of this standard. We do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Consolidated Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our consolidated financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our consolidated financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our consolidated financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $600 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Dispositions

Lincoln Financial Media Company

On July 16, 2015, we closed on the sale of Lincoln Financial Media Company to Entercom Communications Corp.  (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.    During 2015, we recognized a loss of $2 million, after-tax, reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) related to finalizing the transaction.

4.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We invested in the Class 1 notes of a credit-linked note (“CLN”) structure, which represented a special purpose trust combining ABS with credit default swaps to produce multi-class structured securities.

Because the note holders did not have voting rights or similar rights, we determined that the entity issuing the CLN was a VIE, and as a note holder, our interest represented a variable interest.  We had the power to direct the most significant activity affecting the performance of the CLN structure and we had the ability to actively manage the reference portfolios underlying the credit default swaps.  We concluded that we were the primary beneficiary of the VIE associated with the CLN.

As of March 2017, our $200 million CLN matured ending our exposure to this VIE.  We no longer reflect the assets and liabilities associated with this VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2017			As of December 31, 2016
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$-	N/A	$-	$200
Credit default swaps	-	-	-	1	200	-
Total assets	-	$-	$-	1	$200	$200

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon our review of our VIE AFS fixed maturity security for OTTI, there was no impairment prior to maturity in March 2017.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2017	2016
Non-Qualifying Hedges
Credit default swaps	$-	$4
Contingent forwards	-	-
Total non-qualifying hedges (1)	$-	$4

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2017, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.4 billion and $1.3  billion as of December 31, 2017 and 2016, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $31  million and $37 million as of December 31, 2017 and 2016, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million for the years ended December 31, 2017 and 2016.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2017.

5.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs’ fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,268	$3,305
Due after one year through five years	17,472	18,099
Due after five years through ten years	17,059	17,708
Due after ten years	42,604	48,610
Subtotal	80,403	87,722
Structured securities (ABS, MBS, CLOs)	5,399	5,618
Total fixed maturity AFS securities	$85,802	$93,340

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable
preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $669 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$411	$363	$360
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	13	83	19
Credit losses on securities for which an OTTI
was previously recognized	7	16	15
Decreases attributable to:
Securities sold, paid down or matured	(73)	(51)	(31)
Balance as of end-of-year	$358	$411	$363

During 2017,  2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2017
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$17	$7	$24	$31
ABS	173	26	199	102
RMBS	245	21	266	178
CMBS	13	2	15	39
CLOs	11	5	16	5
State and municipal bonds	-	-	-	3
Total	$459	$61	$520	$358

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2017	2016
Fixed maturity securities:
Corporate bonds	$1,250	$1,275
ABS	15	19
U.S. government bonds	115	164
Foreign government bonds	23	23
RMBS	85	95
CMBS	2	2
CLOs	3	6
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	23
Total trading securities	$1,533	$1,624

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2017,  2016 and 2015,  was $8  million, $(3) million and $(96)  million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 21% and 20%, respectively, and Texas, which accounted for 12% and 11%, respectively, of mortgage loans on real estate as of December 31, 2017 and 2016.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2017	2016
Current	$10,662	$9,762
60 to 90 days past due	-	-
Greater than 90 days past due	3	-
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Unamortized premium (discount)	-	1
Total carrying value	$10,662	$9,761

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2017	2016
Number of impaired mortgage loans on real estate	3	2

Principal balance of impaired mortgage loans on real estate	$11	$7
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Carrying value of impaired mortgage loans on real estate	$8	$5

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$2	$2	$3
Additions	1	-	-
Charge-offs, net of recoveries	-	-	(1)
Balance as of end-of-year	$3	$2	$2

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Average carrying value for impaired
mortgage loans on real estate	$6	$6	$17
Interest income recognized on impaired
mortgage loans on real estate	-	-	1
Interest income collected on impaired
mortgage loans on real estate	-	-	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$9,563	89.7%	2.27	$8,604	88.1%	2.16
65% to 74%	1,000	9.4%	1.94	1,009	10.3%	1.87
75% to 100%	91	0.8%	0.97	143	1.5%	0.86
Greater than 100%	8	0.1%	0.82	5	0.1%	1.04
Total mortgage loans on real estate	$10,662	100.0%		$9,761	100.0%

Alternative Investments

As of December 31, 2017 and 2016, alternative investments included investments in 221 and 202 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$4,048	$4,019	$3,981
Equity AFS securities	12	11	9
Trading securities	88	94	102
Mortgage loans on real estate	433	413	385
Real estate	1	1	1
Policy loans	134	139	150
Invested cash	11	12	3
Commercial mortgage loan prepayment
and bond make-whole premiums	138	115	98
Alternative investments	165	75	88
Consent fees	6	5	5
Other investments	5	4	6
Investment income	5,041	4,888	4,828
Investment expense	(281)	(257)	(217)
Net investment income	$4,760	$4,631	$4,611

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities: (1)
Gross gains	$17	$65	$41
Gross losses	(63)	(227)	(94)
Equity AFS securities:
Gross gains	6	8	3
Gross losses	-	(1)	-
Gain (loss) on other investments	(10)	(62)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(21)	(24)	(26)
Total realized gain (loss) related to certain investments, pre-tax	$(71)	$(241)	$(83)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(13)	$(80)	$(42)
ABS	(2)	(5)	(6)
RMBS	(2)	(10)	(7)
CMBS	(2)	(1)	(1)
State and municipal bonds	(1)	(3)	-
Total fixed maturity securities	(20)	(99)	(56)
Equity securities	-	(1)	-
Gross OTTI recognized in net income (loss)	(20)	(100)	(56)
Associated amortization of DAC, VOBA, DSI and DFEL	2	-	6
Net OTTI recognized in net income (loss), pre-tax	$(18)	$(100)	$(50)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$53	$29
Change in DAC, VOBA, DSI and DFEL	-	(12)	(4)
Net portion of OTTI recognized in OCI, pre-tax	$-	$41	$25

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2017 and 2016, 96% and 95%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.4 billion and $3.7 billion, respectively, and a fair value of $3.4 billion and $3.6 billion, respectively.  As of December 31, 2017 and 2016, 98% and 96%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our ABS portfolio rated below investment grade had an amortized cost of $43 million and $87 million, respectively, and a fair value of $41 million and $73 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2017 and 2016, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$701	$701	$813	$813
Securities pledged under securities lending agreements (2)	222	213	217	209
Securities pledged under repurchase agreements (3)	531	554	530	555
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,900	4,235	3,350	4,947
Total payables for collateral on investments	$4,354	$5,703	$4,910	$6,524

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2017	2016	2015
Collateral payable for derivative investments	$(112)	$(481)	$(283)
Securities pledged under securities lending agreements	5	(25)	38
Securities pledged under repurchase agreements	1	(144)	69
Investments pledged for FHLBI	(450)	995	430
Total increase (decrease) in payables for collateral on investments	$(556)	$345	$254

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Total	-	100	281	150	531
Securities Lending
Corporate bonds	222	-	-	-	222
Total	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$384	$146	$530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total gross secured borrowings	$217	$-	$384	$146	$747

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2017, the fair value of all collateral received that we are permitted to sell or re-pledge was $175  million.  As of December 31, 2017, we have re-pledged $174 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2017, our investment commitments were $1.3 billion, which included $752 million of LPs, $196 million of private placement securities and $320 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.5 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $930  million and $1.1 billion, respectively, or 1% of our invested assets portfolio.  These concentrations include both AFS and trading securities.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $13.0 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio, and our investments in securities in the utilities industry with a fair value of $13.8 billion and $12.8 billion, respectively, or 12%  of our invested assets portfolio.  These concentrations include both AFS and trading securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,544	$45	$16	$2,089	$68	$77
Foreign currency contracts (1)	1,804	79	79	1,177	153	10
Total cash flow hedges	3,348	124	95	3,266	221	87
Fair value hedges:
Interest rate contracts (1)	563	-	174	637	-	182
Non-Qualifying Hedges
Interest rate contracts (1)	72,937	657	127	70,290	985	701
Foreign currency contracts (1)	22	-	-	14	-	-
Equity market contracts (1)	30,918	562	557	28,142	542	616
Credit contracts (1)	52	-	-	66	-	-
Embedded derivatives:
GLB direct (2) (3)	-	903	-	-	-	371
GLB ceded (2) (3)	-	51	954	-	371	-
Reinsurance related (4)	-	-	51	-	58	-
Indexed annuity and IUL contracts (2) (5)	-	11	1,418	-	-	1,139
Total derivative instruments	$107,840	$2,308	$3,376	$102,415	$2,177	$3,096

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$7,748	$20,953	$31,378	$14,965	$-	$75,044
Foreign currency contracts (2)	22	247	423	1,090	44	1,826
Equity market contracts	18,746	9,520	485	15	2,152	30,918
Credit contracts	-	52	-	-	-	52
Total derivative instruments
with notional amounts	$26,516	$30,772	$32,286	$16,070	$2,196	$107,840

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 2047.
(2)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	43	(165)	(202)
Foreign currency contracts	20	(10)	17
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	5	(190)
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-period	$27	$93	$157

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$5	$8
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Total cash flow hedges	31	24	14
Fair value hedges:
Interest rate contracts (1)	(23)	(28)	(30)
Interest rate contracts (2)	7	16	(198)
Total fair value hedges	(16)	(12)	(228)
Non-Qualifying Hedges
Interest rate contracts (2)	103	181	304
Foreign currency contracts (2)	-	(14)	(11)
Equity market contracts (2)	(1,427)	(1,253)	(118)
Equity market contracts (3)	28	12	1
Credit contracts (2)	1	(5)	(6)
Embedded derivatives:
Reinsurance related (2)	(141)	(57)	221
Indexed annuity and IUL contracts (2)	(400)	(120)	(57)
Total derivative instruments	$(1,821)	$(1,244)	$120

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Offset to net investment income	$22	16	14
Offset to realized gain (loss)	9	8	-

As of December 31, 2017,  $28 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2017 and 2016, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2017
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52
					1	$1	$52

As of December 31, 2016
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Single name credit default swaps	3/20/2017 (5)	(6)	(4)	BBB+	2	-	40
					2	$-	$40

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(5)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(6)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2017	2016
Maximum potential payout	$52	$40
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$52	$40

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero and $5 million, respectively.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2017		As of December 31, 2016
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$116	$(1)	$53	$(32)
A+	178	(453)	10	(217)
A	170	(48)	394	(335)
A-	237	-	67	-
BBB+	-	(4)	289	-
	$701	$(506)	$813	$(584)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$118	$25	$71
Deferred	(1,405)	242	224
Federal income tax expense (benefit)	$(1,287)	$267	$295

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$256	$504	$514
Effect of:
Tax-preferred investment income	(280)	(196)	(192)
Tax credits	(29)	(28)	(26)
Change in uncertain tax positions	(17)	(11)	1
Excess tax benefits from share-based
compensation	(8)	(4)	-
Goodwill impairment	316	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(1,526)	-	-
Other items	1	2	(2)
Federal income tax expense (benefit)	$(1,287)	$267	$295
Effective tax rate	-176%	19%	20%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $264  million,  $175 million and $188 million for the years ended December 31, 2017,  2016 and 2015.  Tax benefits for uncertain tax positions for the year ended December 31, 2017, were primarily attributable to the release of reserves for tax contingencies associated with a  prior tax year that closed during 2017.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $1.5 billion in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The

Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.    We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$206	$164
Deferred	(2,391)	(3,062)
Total federal income tax asset (liability)	$(2,185)	$(2,898)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Future contract benefits and other contract holder funds	$580	$986
Reinsurance related embedded derivative asset	11	-
Compensation and benefit plans	123	187
Tax credits	76	85
Other	8	19
Total deferred tax assets	$798	$1,277
Deferred Tax Liabilities
DAC	$1,112	$2,038
VOBA	105	306
Net unrealized gain on AFS securities	1,579	1,596
Net unrealized gain on trading securities	39	65
Intangibles	9	20
Investment activity	118	125
Deferred gain on business sold through reinsurance	35	51
Reinsurance related embedded derivative asset	-	20
Other	192	118
Total deferred tax liabilities	$3,189	$4,339
Net deferred tax asset (liability)	$(2,391)	$(3,062)

As of December 31, 2017,  we had $73 million of alternative minimum tax credits that are not subject to expiration and $3 million of research and development credits that expire in 2036.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2017 and 2016,  $11 million and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2017	2016
Balance as of beginning-of-year	$1	$10
Increases for prior year tax positions	9	-
Increases for current year tax positions	1	1
Decreases for expiring statutes	-	(10)
Balance as of end-of-year	$11	$1

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2017,  2016 and 2015, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,  $(2) million and $1 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2017 and 2016.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$8,269	$8,620	$7,527
Business acquired (sold) through reinsurance	-	-	38
Deferrals	1,345	1,339	1,483
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(879)	(813)
Unlocking	61	(276)	(232)
Adjustment related to realized (gains) losses	(55)	(51)	(44)
Adjustment related to unrealized (gains) losses	(789)	(484)	661
Balance as of end-of-year	$7,909	$8,269	$8,620

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$874	$873	$628
Business acquired (sold) through reinsurance	-	-	(22)
Deferrals	7	3	8
Amortization:
Amortization, excluding unlocking	(105)	(105)	(128)
Unlocking	(48)	36	(82)
Accretion of interest (1)	52	52	56
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(280)	17	414
Balance as of end-of-year	$499	$874	$873

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$49
2019	51
2020	65
2021	65
2022	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$293	$301	$285
Deferrals	29	25	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(30)	(28)	(33)
Unlocking	(4)	(2)	2
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	(1)	19
Balance as of end-of-year	$287	$293	$301

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$1,855	$1,923	$1,365
Deferrals	753	628	537
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(383)	(345)	(299)
Unlocking	(3)	(63)	(66)
Adjustment related to realized (gains) losses	(18)	(11)	(8)
Adjustment related to unrealized (gains) losses	(775)	(277)	394
Balance as of end-of-year	$1,429	$1,855	$1,923

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$10,103	$9,373	$9,354
Reinsurance assumed	101	105	83
Reinsurance ceded	(1,817)	(1,728)	(1,652)
Total insurance premiums and fee income	$8,387	$7,750	$7,785

Direct insurance benefits	$6,669	$6,112	$6,304
Reinsurance recoveries netted against benefits	(1,851)	(1,865)	(1,775)
Total benefits	$4,818	$4,247	$4,529

We and LLANY cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 35% and 36% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016, respectively.  Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $541 million and $584 million, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $6.5  billion and $6.8 billion as of December 31, 2017 and 2016, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.9 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.  Swiss Re has funded a trust, with a balance of $2.5 billion as of December 31, 2017, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2017, included $269 million and $46 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.1 billion as of December 31, 2017 and 2016.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2017.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets and amortized the gain over the period which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.  We amortized $15 million, after-tax, of deferred gain on business sold through reinsurance during 2017 and $48 million during 2016 and 2015, respectively.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	(905)	634
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$(905)	$1,368

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$47	$100	$43
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$47	$105	$43

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2017, was as follows:

2018	$4
2019	4
2020	4
2021	4
2022	4
Thereafter	33

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$96,941	$87,707
Net amount at risk (2)	81	824
Average attained age of contract holders	64 years	63 years

Minimum Return
Total account value	$108	$105
Net amount at risk (2)	18	22
Average attained age of contract holders	76 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,596	$24,605
Net amount at risk (2)	417	782
Average attained age of contract holders	70 years	69 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$110	$115	$89
Changes in reserves	8	34	52
Benefits paid	(18)	(39)	(26)
Balance as of end-of-year	$100	$110	$115

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$59,647	$50,337
International equity	20,837	16,714
Fixed income	40,626	37,795
Total	$121,110	$104,846

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 36% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.  UL and VUL products with secondary guarantees represented 27% of total sales for the year ended December 31, 2017, and 33% for the years ended December 31, 2016 and 2015.

12.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2017	2016
Short-Term Debt
Short-term debt (1)	$10	$280

Long-Term Debt, Excluding Current Portion
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	$-	$240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	573	533
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	-
4.20% surplus note, due 2037	50	-
LIBOR + 100 bps surplus note, due 2037	325	375
Total surplus notes	2,374	2,549
Total long-term debt	$2,374	$2,549

(1)	The short-term debt represents short-term notes payable to LNC.

During 2017, we recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2017, were as follows:

2018	$-
2019	-
2020	-
2021	-
2022	-
Thereafter	2,374
Total	$2,374

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note called for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate (“LIBOR”) + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we had the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  On September 27, 2017, we executed the right to repay the surplus note in whole totaling $240 million to LNC using dividends from subsidiaries and other items.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2017, was $573 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  In fourth quarter of 2017, we executed the right to repay the surplus note in part totaling $50 million to LNC.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2017
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$275
LOC facility (1)	Aug-2031	990	945
LOC facility (1)	Oct-2031	1,023	1,020
Total		$4,513	$2,240

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, we refinanced the existing credit agreement with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) ourselves and LLANY for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

13.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2017, we estimate the aggregate range of reasonably possible losses to be up to approximately $50  million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.    For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York(“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Tutor v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-04150, is a putative class action filed on September 18, 2017. Plaintiff owns a universal life insurance policy originally issued by former Jefferson-Pilot (now LNL).  Plaintiff alleges that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Trinchero, et al. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-00765, is a putative class action filed on February 22, 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2017, we extended the Radnor lease with a new term expiring in 2024.  Additionally, in 2017, we extended the Fort Wayne lease with a new term expiring in 2029.  In 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.  Furthermore, in 2016, we renegotiated the Hartford lease with a new term expiring in 2028.

Total rental expense on operating leases for the years ended December 31, 2017,  2016 and 2015, was $36 million, $37 million and $35 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2017, were as follows:

2018	$31
2019	31
2020	27
2021	24
2022	19
Thereafter	66
Total	$198

Capital Leases

In 2017 and 2016, we entered into sale-leaseback transactions on $62 million and $85 million, respectively, (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2017 and 2016, was $101 million and $92 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2017, were as follows:

2018	$7
2019	90
2020	52
2021	62
2022	63
Thereafter	28
Total minimum lease payments	302
Less: Amount representing interest	26
Present value of minimum lease payments	$276

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 14%,  21% and 18% of Annuities’ variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented approximately 40%,  41% and 42% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%,  23% and 20% of variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented 47%,  47% and 48% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(10) million as of December 31, 2017 and 2016, respectively.

14.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,687	$934	$3,054
Unrealized holding gains (losses) arising during the year	2,872	1,549	(4,386)
Change in foreign currency exchange rate adjustment	134	(100)	(45)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(703)	(460)	1,293
Income tax benefit (expense)	(745)	(351)	1,095
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(40)	(155)	147
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(22)	(28)
Income tax benefit (expense)	21	62	(42)
Balance as of end-of-year	$3,283	$1,687	$934
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$22	$19	$19
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(53)	(29)
Change in DAC, VOBA, DSI and DFEL	-	12	4
Income tax benefit (expense)	-	14	8
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	34	51	43
Change in DAC, VOBA, DSI and DFEL	(7)	(7)	(17)
Income tax benefit (expense)	(10)	(15)	(9)
Balance as of end-of-year	$39	$22	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Unrealized holding gains (losses) arising during the year	63	(175)	(185)
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	24	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-year	$27	$93	$157
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(20)	$(19)	$(21)
Adjustment arising during the year	(4)	(2)	3
Income tax benefit (expense)	2	1	(1)
Balance as of end-of-year	$(22)	$(20)	$(19)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(40)	$(155)	$147	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(22)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(59)	(177)	119	operations before taxes
Income tax benefit (expense)	21	62	(42)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(38)	$(115)	$77	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$5	$3	$2	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(1)	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	3	2	operations before taxes
Income tax benefit (expense)	(1)	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$3	$2	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$5	$(190)	Net investment income
Interest rate contracts	-	1	-	Total realized gain (loss)
Foreign currency contracts	18	11	6	Net investment income
Foreign currency contracts	9	7	-	Total realized gain (loss)
Total gross reclassifications	31	24	(184)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(2)	2	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	29	22	(182)	operations before taxes
Income tax benefit (expense)	(10)	(8)	64	Federal income tax expense (benefit)
Reclassifications, net of income tax	$19	$14	$(118)	Net income (loss)

15.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(71)	$(241)	$(83)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(155)	(66)	123
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(22)	(1)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(4)	14
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(174)	(166)	(161)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(34)
Realized gain (loss) on sale of subsidiaries/businesses (4)	-	-	(3)
Total realized gain (loss)	$(456)	$(510)	$(222)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 5.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)	See “Lincoln Financial Media Company” in Note 3.

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$1,998	$1,927	$2,082
General and administrative expenses	1,715	1,623	1,683
Expenses associated with reserve financing and unrelated LOCs	57	40	32
DAC and VOBA deferrals and interest, net of amortization	(390)	(170)	(292)
Broker-dealer expenses	329	320	329
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	-	28
Taxes, licenses and fees	254	261	243
Total	$3,967	$4,005	$4,109

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2018.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $5 million,  $3 million and $3 million during 2017, 2016 and 2015, respectively.  In 2018, we expect to make benefit payments of approximately $11 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2017	2016	2017	2016

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$111	$117	$7	$7
Projected benefit obligation	119	117	12	11
Funded status	$(8)	$-	$(5)	$(4)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$2	$-	$-
Other liabilities	(8)	(2)	(5)	(4)
Net amount recognized	$(8)	$-	$(5)	$(4)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets	4.75%	5.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2017, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2017	2016

Fixed maturity securities:
Corporate bonds	$1	$21
U.S. government bonds	105	93
U.S. government mortgage-backed
securities	3	-
Cash and invested cash	2	2
Other investments	7	8
Total	$118	$124

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $7 million, $9 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $85  million,  $83  million and $79  million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.    Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $27  million, $22  million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.    For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2017	2016
Total liabilities (1)	$517	$440
Investments dedicated to fund liabilities (2)	182	159

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) by award type for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Stock options	$9	$9	$7
Performance shares	12	10	11
SARs	2	3	-
RSUs	24	22	21
Total	$47	$44	$39

Recognized tax benefit	$16	$15	$14

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2017	2016
U.S. capital and surplus	$8,074	$8,017

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$1,312	$1,088	$583
U.S. net income (loss)	1,452	982	786
U.S. dividends to LNC holding company	954	950	1,121

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments and increased other revenue, partially offset by unfavorable reserve strain on certain products.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2017 and 2016.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2017.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2017.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$54	$79
Conservative valuation rate on certain annuities	(50)	(49)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,965	2,855
LLC notes and variable value surplus notes	1,585	-
Excess of loss reinsurance treaties	185	-

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  We began phasing in the increase in reserves in 2013 at $90 million per year over five years.  As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.2 billion in 2018 without prior approval from the respective state commissioners.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$93,340	$93,340	$87,866	$87,866
VIEs’ fixed maturity securities	-	-	200	200
Equity securities	246	246	275	275
Trading securities	1,533	1,533	1,624	1,624
Mortgage loans on real estate	10,662	10,773	9,761	9,719
Derivative investments (1)	845	845	900	900
Other investments	2,006	2,006	2,034	2,034
Cash and invested cash	947	947	2,057	2,057
Reinsurance related embedded derivatives	-	-	58	58
Other assets:
GLB direct embedded derivatives	903	903	-	-
GLB ceded embedded derivatives	51	51	371	371
Indexed annuity ceded embedded derivatives	11	11	-	-
Separate account assets	144,219	144,219	128,397	128,397

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,418)	(1,418)	(1,139)	(1,139)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(592)	(592)	(629)	(629)
Account values of certain investment contracts	(32,332)	(36,161)	(31,475)	(35,647)
Short-term debt	(10)	(10)	(280)	(280)
Long-term debt	(2,374)	(2,677)	(2,549)	(2,739)
Reinsurance related embedded derivatives	(51)	(51)	-	-
Other liabilities:
Derivative liabilities (1)	(455)	(455)	(738)	(738)
GLB direct embedded derivatives	-	-	(371)	(371)
GLB ceded embedded derivatives	(954)	(954)	-	-

Benefit Plans’ Assets (2)	118	118	124	124

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs’ fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets – GLB ceded embedded derivatives	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB direct embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans’ Assets	$-	$124	$-	$124

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (4)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (4)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded embedded derivatives (4)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (5)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (5)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (4)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – GLB ceded embedded derivatives (4)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (5)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (5)	(3)	(6)	-	-	-	(9)
GLB direct embedded derivatives (4)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Derivative investments	$(266)	$(432)	$(102)
Embedded derivatives:
Indexed annuity and IUL contracts	(14)	(16)	(84)
Other assets – GLB ceded	1,904	1,122	(244)
Other liabilities – GLB direct	(1,904)	(1,122)	244
VIEs’ liabilities – derivative instruments	-	4	9
Credit default swaps	-	-	(6)
Total, net (1)	$(280)	$(444)	$(183)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred
securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2017, 2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,395	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	21.0%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Foreign government bonds	78	Discounted cash flow	Liquidity/duration adjustment (1)	1.7%	-	3.4%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	1.8%
Equity AFS securities	22	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	4.9%
Other assets:
GLB direct and ceded
embedded derivatives	954	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	11	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,418)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(954)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; and strategic digitization expense.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$4,034	$3,710	$3,815
Retirement Plan Services	1,152	1,092	1,090
Life Insurance	6,128	5,798	5,484
Group Protection	2,200	2,129	2,356
Other Operations	263	301	335
Excluded realized gain (loss), pre-tax	(630)	(690)	(400)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	1	3	3
Total revenues	$13,148	$12,343	$12,683

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,072	$971	$1,032
Retirement Plan Services	142	121	134
Life Insurance	522	464	296
Group Protection	103	65	42
Other Operations	(30)	-	(73)
Excluded realized gain (loss), after-tax	(409)	(450)	(260)
Gain (loss) on early extinguishment of debt, after-tax	(3)	-	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	2	2
Net impact from the Tax Cuts and Jobs Act	1,526	-	-
Impairment of intangibles, after-tax	(905)	-	-
Net income (loss)	$2,018	$1,173	$1,173

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$982	$983	$977
Retirement Plan Services	893	855	842
Life Insurance	2,496	2,403	2,390
Group Protection	167	176	183
Other Operations	222	214	219
Total net investment income	$4,760	$4,631	$4,611

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$402	$310	$284
Retirement Plan Services	26	27	29
Life Insurance	455	709	806
Group Protection	79	126	80
Total amortization of DAC and VOBA, net of interest	$962	$1,172	$1,199

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$198	$261	$281
Retirement Plan Services	50	43	46
Life Insurance	236	210	118
Group Protection	55	35	23
Other Operations	(78)	(42)	(33)
Excluded realized gain (loss)	(220)	(241)	(141)
Gain (loss) on early extinguishment of debt	(2)	-	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	1	1
Net impact from the Tax Cuts and Jobs Act	(1,526)	-	-
Total federal income tax expense (benefit)	$(1,287)	$267	$295

	As of December 31,
	2017	2016
Assets
Annuities	$144,035	$132,956
Retirement Plan Services	37,077	34,346
Life Insurance	81,565	75,868
Group Protection	4,033	4,007
Other Operations	15,162	14,874
Total assets	$281,872	$262,051

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Interest paid	$123	$91	$106
Income taxes paid (received)	215	121	125
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	74	42	54
Other assets received in our financing transaction	-	-	252
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	109	124	123
Carrying value of liability	(109)	(124)	(123)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

2016
Total revenues	$2,885	$2,930	$3,181	$3,347
Total expenses	2,781	2,677	2,739	2,706
Net income (loss)	125	219	359	470

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Accrued inter-company interest receivable	$8	$8	Accrued investment income
Bonds	1,444	1,611	Fixed maturity AFS securities
Limited partnerships	(66)	-	Other investments
Ceded reinsurance contracts	(188)	(191)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,152	2,148	Reinsurance recoverables
Ceded reinsurance contracts	8	112	Reinsurance related embedded derivatives
Ceded reinsurance contracts	39	207	Other assets
Cash management agreement	441	164	Other assets
Service agreement receivable	15	27	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	29	26	Other liabilities
Assumed reinsurance contracts	32	31	Future contract benefits
Assumed reinsurance contracts	400	403	Other contract holder funds
Service agreement payable	8	34	Other liabilities
Ceded reinsurance contracts	(47)	(47)	Other contract holder funds
Ceded reinsurance contracts	2,587	2,851	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(166)	(171)	Deferred gain on business sold
			through reinsurance
Ceded reinsurance contracts	984	84	Other liabilities
Inter-company short-term debt	10	280	Short-term debt
Inter-company long-term debt	2,374	2,549	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(393)	$(389)	$(411)	Insurance premiums
reinsurance contracts
Net investment income on inter-company notes	42	38	31	Net investment income
Fees for management of general account	(100)	(117)	(109)	Net investment income
Net investment income on ceded funds withheld treaties	(84)	(69)	(62)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,055)	(516)	664	Realized gain (loss)
Reinsurance related settlements	951	488	(881)	Realized gain (loss)
Other gains (losses)	(150)	(93)	157	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(299)	(424)	(478)	Benefits
Ceded reinsurance contracts	(12)	(14)	(15)	Commissions and other
				expenses
Service agreement payments	3	76	42	Commissions and other
				expenses
Interest expense on inter-company debt	120	111	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	67	61	59	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2017.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $610 million and $320 million as of December 31, 2017 and 2016, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

On January 19, 2018, LNL and, for the limited purposes set forth therein, LNC, entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company (“LMIC”), Liberty Mutual Fire Insurance Company (collectively with LMIC, “Sellers”), for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty”), Protective Life Insurance Company (“Reinsurer”), and for the limited purposes set forth therein, Protective Life Corporation, to acquire all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty Life”), which currently operates Liberty’s Group Benefits Business (the “Liberty Group Business”) and Individual Life and Annuity Business (the “Liberty Life Business”), for cash consideration of approximately $3.3 billion (the “Liberty Transaction”).

The consideration includes approximately $1.4 billion total net investment for the Liberty Group Business, including a purchase price of $1.0 billion and $425 million in required capital.  The remaining components of the payment to Sellers include $410 million of individual life and annuity value paid by Reinsurer, $1.2 billion associated with excess capital in Liberty Life and $211 million of tax items.

Additionally, pursuant to the Master Transaction Agreement, Liberty Life and Reinsurer agreed to enter into a reinsurance agreement (the “Reinsurance Agreement”) and related ancillary documents at the closing of the Liberty Transaction.  On the terms and subject to the conditions of the Reinsurance Agreement, Liberty Life will cede to Reinsurer, effective as of the closing of the Liberty Transaction, the insurance policies relating to the Liberty Life Business.  The aggregate statutory reserves of Liberty Life to be ceded to Reinsurer as of the closing of the Liberty Transaction are expected to be approximately $13 billion.  To support its obligations under the Reinsurance Agreement, Reinsurer will establish a trust account for the benefit of LNL.

The Liberty Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreement and related ancillary documents.  LNL expects the Liberty Transaction to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.  We have requested regulatory approval for the Liberty Transaction and expect to receive such approval in due course.

Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$2,154,618	$1,080	$2,155,698	$—	$176	$2,155,522
AB VPS Growth Portfolio - Class B	1,779,041	1,490	1,780,531	—	144	1,780,387
American Century VP Balanced Fund - Class I	13,957,222	1,363	13,958,585	—	1,124	13,957,461
American Funds Global Growth Fund - Class 2	7,084,685	3,638	7,088,323	—	570	7,087,753
American Funds Growth Fund - Class 2	31,629,171	—	31,629,171	17,540	2,552	31,609,079
American Funds Growth-Income Fund - Class 2	14,514,528	3,508	14,518,036	—	1,183	14,516,853
American Funds International Fund - Class 2	10,282,690	4,034	10,286,724	—	832	10,285,892
BlackRock Global Allocation V.I. Fund - Class I	1,747,221	3,052	1,750,273	—	143	1,750,130
Delaware VIP® Diversified Income Series - Standard Class	4,514,884	890	4,515,774	—	367	4,515,407
Delaware VIP® High Yield Series - Standard Class	2,142,551	342	2,142,893	—	174	2,142,719
Delaware VIP® REIT Series - Service Class	10,268,752	—	10,268,752	2,040	832	10,265,880
Delaware VIP® Small Cap Value Series - Service Class	9,888,147	2,645	9,890,792	—	804	9,889,988
Delaware VIP® Smid Cap Core Series - Service Class	5,945,897	—	5,945,897	1,134	486	5,944,277
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	199,673	490	200,163	—	16	200,147
Fidelity® VIP Asset Manager Portfolio - Initial Class	33,308,018	674	33,308,692	—	2,703	33,305,989
Fidelity® VIP Contrafund® Portfolio - Service Class 2	23,208,634	4,357	23,212,991	—	1,895	23,211,096
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	111,033	—	111,033	—	9	111,024
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	7,056	—	7,056	—	1	7,055
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	26,660	—	26,660	—	2	26,658
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	18,161	—	18,161	—	2	18,159
Fidelity® VIP Government Money Market Portfolio - Initial Class	48,082	1,964	50,046	—	—	50,046
Fidelity® VIP Growth Portfolio - Initial Class	86,566,891	5,406	86,572,297	—	7,027	86,565,270
Janus Henderson Global Research Portfolio - Institutional Shares	9,149,104	617	9,149,721	—	734	9,148,987
LVIP Baron Growth Opportunities Fund - Service Class	16,194,934	—	16,194,934	792	1,315	16,192,827
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	717,929	2,861	720,790	—	59	720,731
LVIP BlackRock Scientific Allocation Fund - Standard Class	336,740	723	337,463	—	28	337,435
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,424,606	187	1,424,793	—	115	1,424,678
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	79,247	172	79,419	—	6	79,413
LVIP Clarion Global Real Estate Fund - Standard Class	464,774	72	464,846	—	37	464,809
LVIP Delaware Bond Fund - Standard Class	3,362,077	891	3,362,968	—	272	3,362,696
LVIP Delaware Diversified Floating Rate Fund - Service Class	201,013	1,872	202,885	—	17	202,868

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Delaware Social Awareness Fund - Standard Class	$15,881,309	$7,254	$15,888,563	$—	$1,287	$15,887,276
LVIP Delaware Wealth Builder Fund - Standard Class	245,227	553	245,780	—	20	245,760
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,006,910	—	6,006,910	1,319	488	6,005,103
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	86,930	156	87,086	—	7	87,079
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,389,729	1,372	1,391,101	—	113	1,390,988
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,427,506	1,850	4,429,356	—	360	4,428,996
LVIP Global Income Fund - Standard Class	250,315	229	250,544	—	21	250,523
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	21,531,981	—	21,531,981	14,085	532	21,517,364
LVIP JPMorgan Retirement Income Fund - Standard Class	1,137,732	902	1,138,634	—	86	1,138,548
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	268,347	495	268,842	—	22	268,820
LVIP Managed Risk Profile 2010 Fund - Standard Class	468,209	—	468,209	43	39	468,127
LVIP Managed Risk Profile 2020 Fund - Standard Class	1,827,396	593	1,827,989	—	148	1,827,841
LVIP Managed Risk Profile 2030 Fund - Standard Class	4,950,984	431	4,951,415	—	406	4,951,009
LVIP Managed Risk Profile 2040 Fund - Standard Class	1,778,224	3,884	1,782,108	—	146	1,781,962
LVIP Managed Risk Profile 2050 Fund - Standard Class	956,736	7,020	963,756	—	79	963,677
LVIP Mondrian International Value Fund - Standard Class	3,140,942	2,543	3,143,485	—	245	3,143,240
LVIP SSGA Bond Index Fund - Standard Class	639,226	67	639,293	—	52	639,241
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,188,830	1,449	1,190,279	—	97	1,190,182
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,562,782	1,734	1,564,516	—	127	1,564,389
LVIP SSGA International Index Fund - Standard Class	321,293	26	321,319	—	26	321,293
LVIP SSGA International Managed Volatility Fund - Standard Class	64,233	29	64,262	—	5	64,257
LVIP SSGA S&P 500 Index Fund - Standard Class	113,050,454	—	113,050,454	20,421	9,097	113,020,936
LVIP SSGA Small-Cap Index Fund - Standard Class	28,225,746	2,570	28,228,316	—	2,296	28,226,020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	20,029,174	5,192	20,034,366	—	1,625	20,032,741
Neuberger Berman AMT Large Cap Value Portfolio - I Class	5,418,862	2,612	5,421,474	—	439	5,421,035
T. Rowe Price International Stock Portfolio	10,063,436	3,585	10,067,021	—	815	10,066,206

See accompanying notes.

Lincoln National Variable Annuity Account L

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$5,530	$(19,423)	$(13,893)	$95,990
AB VPS Growth Portfolio - Class B	—	(15,485)	(15,485)	38,979
American Century VP Balanced Fund - Class I	211,630	(134,306)	77,324	81,805
American Funds Global Growth Fund - Class 2	43,095	(61,835)	(18,740)	122,991
American Funds Growth Fund - Class 2	148,062	(287,022)	(138,960)	568,629
American Funds Growth-Income Fund - Class 2	189,199	(132,243)	56,956	175,161
American Funds International Fund - Class 2	119,761	(94,631)	25,130	98,138
BlackRock Global Allocation V.I. Fund - Class I	21,893	(15,793)	6,100	3,198
Delaware VIP® Diversified Income Series - Standard Class	121,079	(45,069)	76,010	4,497
Delaware VIP® High Yield Series - Standard Class	131,674	(21,403)	110,271	(33,839)
Delaware VIP® REIT Series - Service Class	157,455	(112,932)	44,523	115,534
Delaware VIP® Small Cap Value Series - Service Class	62,569	(94,186)	(31,617)	275,376
Delaware VIP® Smid Cap Core Series - Service Class	4,972	(55,579)	(50,607)	54,534
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	5,016	(2,113)	2,903	(1,691)
Fidelity® VIP Asset Manager Portfolio - Initial Class	608,005	(322,554)	285,451	(70,106)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	171,429	(219,505)	(48,076)	533,875
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,040	(55)	985	—
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	62	(2)	60	—
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	242	(14)	228	—
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	167	(7)	160	1
Fidelity® VIP Government Money Market Portfolio - Initial Class	432	—	432	—
Fidelity® VIP Growth Portfolio - Initial Class	173,638	(786,790)	(613,152)	2,974,271
Janus Henderson Global Research Portfolio - Institutional Shares	71,466	(84,870)	(13,404)	268,380
LVIP Baron Growth Opportunities Fund - Service Class	—	(148,876)	(148,876)	553,308
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,210	(7,429)	4,781	(8,197)
LVIP BlackRock Scientific Allocation Fund - Standard Class	6,916	(3,424)	3,492	2,884
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,620	(13,187)	(4,567)	80,042
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(774)	(774)	4,336
LVIP Clarion Global Real Estate Fund - Standard Class	19,992	(5,456)	14,536	37,761
LVIP Delaware Bond Fund - Standard Class	94,759	(34,500)	60,259	13,685
LVIP Delaware Diversified Floating Rate Fund - Service Class	1,632	(2,030)	(398)	13
LVIP Delaware Social Awareness Fund - Standard Class	195,349	(149,883)	45,466	158,863
LVIP Delaware Wealth Builder Fund - Standard Class	5,457	(2,597)	2,860	10,064
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	80,051	(55,569)	24,482	(24,461)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,110	(707)	403	147
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	31,076	(12,931)	18,145	10,521
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	98,207	(42,302)	55,905	64,163
LVIP Global Income Fund - Standard Class	—	(2,785)	(2,785)	(2,319)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	469,614	(61,299)	408,315	37,404
LVIP JPMorgan Retirement Income Fund - Standard Class	27,663	(10,300)	17,363	(8,505)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,614	(2,096)	518	238
LVIP Managed Risk Profile 2010 Fund - Standard Class	8,659	(4,890)	3,769	6,313
LVIP Managed Risk Profile 2020 Fund - Standard Class	34,774	(19,472)	15,302	45,077
LVIP Managed Risk Profile 2030 Fund - Standard Class	94,413	(48,302)	46,111	55,288
LVIP Managed Risk Profile 2040 Fund - Standard Class	34,451	(17,319)	17,132	28,619
LVIP Managed Risk Profile 2050 Fund - Standard Class	18,298	(8,212)	10,086	2,561
LVIP Mondrian International Value Fund - Standard Class	100,212	(29,076)	71,136	(24,487)
LVIP SSGA Bond Index Fund - Standard Class	14,993	(5,773)	9,220	(1,523)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	30,639	(11,796)	18,843	(5,177)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	60,228	(14,762)	45,466	14,250
LVIP SSGA International Index Fund - Standard Class	7,865	(2,651)	5,214	3,860
LVIP SSGA International Managed Volatility Fund - Standard Class	1,352	(537)	815	359
LVIP SSGA S&P 500 Index Fund - Standard Class	1,998,003	(1,054,213)	943,790	3,530,779
LVIP SSGA Small-Cap Index Fund - Standard Class	269,238	(269,843)	(605)	713,802
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	37,429	(184,833)	(147,404)	632,201
Neuberger Berman AMT Large Cap Value Portfolio - I Class	32,094	(54,397)	(22,303)	627,467
T. Rowe Price International Stock Portfolio	104,821	(93,030)	11,791	168,265

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$—	$95,990	$488,780	$570,877
AB VPS Growth Portfolio - Class B	82,866	121,845	334,841	441,201
American Century VP Balanced Fund - Class I	514,973	596,778	982,309	1,656,411
American Funds Global Growth Fund - Class 2	191,059	314,050	1,331,676	1,626,986
American Funds Growth Fund - Class 2	2,796,331	3,364,960	3,718,240	6,944,240
American Funds Growth-Income Fund - Class 2	852,925	1,028,086	1,487,213	2,572,255
American Funds International Fund - Class 2	110,398	208,536	2,305,141	2,538,807
BlackRock Global Allocation V.I. Fund - Class I	17,262	20,460	161,419	187,979
Delaware VIP® Diversified Income Series - Standard Class	—	4,497	107,378	187,885
Delaware VIP® High Yield Series - Standard Class	—	(33,839)	59,848	136,280
Delaware VIP® REIT Series - Service Class	1,593,752	1,709,286	(1,726,920)	26,889
Delaware VIP® Small Cap Value Series - Service Class	333,385	608,761	398,116	975,260
Delaware VIP® Smid Cap Core Series - Service Class	390,179	444,713	500,805	894,911
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(1,691)	11,965	13,177
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,651,435	3,581,329	115,738	3,982,518
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,200,361	1,734,236	2,403,689	4,089,849
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	1,069	1,069	(1,001)	1,053
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	68	68	(83)	45
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	248	248	(205)	271
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	177	178	(209)	129
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	—	432
Fidelity® VIP Growth Portfolio - Initial Class	5,696,277	8,670,548	14,645,058	22,702,454
Janus Henderson Global Research Portfolio - Institutional Shares	—	268,380	1,717,975	1,972,951
LVIP Baron Growth Opportunities Fund - Service Class	611,848	1,165,156	2,417,820	3,434,100
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(8,197)	12,172	8,756
LVIP BlackRock Scientific Allocation Fund - Standard Class	16,192	19,076	19,672	42,240
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	32,147	112,189	191,139	298,761
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	4,336	12,463	16,025
LVIP Clarion Global Real Estate Fund - Standard Class	—	37,761	(7,120)	45,177
LVIP Delaware Bond Fund - Standard Class	—	13,685	43,524	117,468
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	13	2,943	2,558
LVIP Delaware Social Awareness Fund - Standard Class	1,628,606	1,787,469	823,456	2,656,391
LVIP Delaware Wealth Builder Fund - Standard Class	11,440	21,504	6,805	31,169
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	84,011	59,550	935,692	1,019,724
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	147	12,083	12,633
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	9,138	19,659	79,070	116,874
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	64,163	458,482	578,550
LVIP Global Income Fund - Standard Class	1,294	(1,025)	15,438	11,628
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	9,347	46,751	2,139,957	2,595,023
LVIP JPMorgan Retirement Income Fund - Standard Class	36,306	27,801	60,237	105,401
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	238	26,347	27,103
LVIP Managed Risk Profile 2010 Fund - Standard Class	5,972	12,285	23,885	39,939
LVIP Managed Risk Profile 2020 Fund - Standard Class	64,404	109,481	80,466	205,249
LVIP Managed Risk Profile 2030 Fund - Standard Class	96,056	151,344	364,991	562,446
LVIP Managed Risk Profile 2040 Fund - Standard Class	32,951	61,570	141,072	219,774
LVIP Managed Risk Profile 2050 Fund - Standard Class	1,315	3,876	105,141	119,103
LVIP Mondrian International Value Fund - Standard Class	5,218	(19,269)	503,331	555,198
LVIP SSGA Bond Index Fund - Standard Class	—	(1,523)	3,993	11,690
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(5,177)	213,449	227,115
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	14,250	132,630	192,346
LVIP SSGA International Index Fund - Standard Class	—	3,860	45,176	54,250
LVIP SSGA International Managed Volatility Fund - Standard Class	—	359	9,658	10,832
LVIP SSGA S&P 500 Index Fund - Standard Class	1,161,848	4,692,627	14,438,087	20,074,504
LVIP SSGA Small-Cap Index Fund - Standard Class	655,828	1,369,630	2,007,910	3,376,935
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	585,209	1,217,410	2,894,950	3,964,956
Neuberger Berman AMT Large Cap Value Portfolio - I Class	150,184	777,651	(122,843)	632,505
T. Rowe Price International Stock Portfolio	386,181	554,446	1,608,201	2,174,438

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS Growth Portfolio - Class B Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,852,385	$1,661,558	$13,265,699	$5,699,030	$26,293,002	$11,743,805	$9,133,407
Changes From Operations:
• Net investment income (loss)	(17,178)	(14,247)	81,012	(2,945)	(51,616)	59,824	34,513
• Net realized gain (loss) on investments	89,330	233,502	565,282	482,042	2,562,709	1,357,424	702,354
• Net change in unrealized appreciation or depreciation on investments	(105,277)	(230,191)	108,548	(505,577)	(446,366)	(238,026)	(521,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,125)	(10,936)	754,842	(26,480)	2,064,727	1,179,222	214,944
Changes From Unit Transactions:
• Contract purchases	84,236	67,224	263,371	271,568	723,600	455,796	309,737
• Contract withdrawals	(83,392)	(212,686)	(701,124)	(357,259)	(1,768,242)	(790,189)	(677,600)
• Contract transfers	(117,322)	(125,875)	(37,530)	(198,613)	(781,124)	(145,494)	(239,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(116,478)	(271,337)	(475,283)	(284,304)	(1,825,766)	(479,887)	(607,786)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(149,603)	(282,273)	279,559	(310,784)	238,961	699,335	(392,842)
NET ASSETS AT DECEMBER 31, 2016	1,702,782	1,379,285	13,545,258	5,388,246	26,531,963	12,443,140	8,740,565
Changes From Operations:
• Net investment income (loss)	(13,893)	(15,485)	77,324	(18,740)	(138,960)	56,956	25,130
• Net realized gain (loss) on investments	95,990	121,845	596,778	314,050	3,364,960	1,028,086	208,536
• Net change in unrealized appreciation or depreciation on investments	488,780	334,841	982,309	1,331,676	3,718,240	1,487,213	2,305,141
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	570,877	441,201	1,656,411	1,626,986	6,944,240	2,572,255	2,538,807
Changes From Unit Transactions:
• Contract purchases	76,900	79,591	229,219	234,286	729,165	484,943	278,778
• Contract withdrawals	(235,188)	(115,226)	(1,327,968)	(607,749)	(2,769,062)	(1,426,608)	(1,229,477)
• Contract transfers	40,151	(4,464)	(145,459)	445,984	172,773	443,123	(42,781)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(118,137)	(40,099)	(1,244,208)	72,521	(1,867,124)	(498,542)	(993,480)
TOTAL INCREASE (DECREASE) IN NET ASSETS	452,740	401,102	412,203	1,699,507	5,077,116	2,073,713	1,545,327
NET ASSETS AT DECEMBER 31, 2017	$2,155,522	$1,780,387	$13,957,461	$7,087,753	$31,609,079	$14,516,853	$10,285,892

See accompanying notes.

	BlackRock Global Allocation V.I. Fund - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Smid Cap Core Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,532,499	$5,315,575	$2,259,594	$12,490,856	$7,832,045	$5,384,054
Changes From Operations:
• Net investment income (loss)	3,700	129,689	137,814	6,271	(21,320)	(51,081)
• Net realized gain (loss) on investments	(15,843)	(1,915)	(77,192)	1,016,150	768,154	738,715
• Net change in unrealized appreciation or depreciation on investments	59,113	5,338	192,340	(477,332)	1,440,410	(353,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,970	133,112	252,962	545,089	2,187,244	334,347
Changes From Unit Transactions:
• Contract purchases	125,721	270,397	122,971	336,620	272,589	204,040
• Contract withdrawals	(57,858)	(360,293)	(401,434)	(1,072,771)	(631,311)	(511,441)
• Contract transfers	(200,534)	(648,240)	(68,401)	146,894	92,996	(122,282)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(132,671)	(738,136)	(346,864)	(589,257)	(265,726)	(429,683)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(85,701)	(605,024)	(93,902)	(44,168)	1,921,518	(95,336)
NET ASSETS AT DECEMBER 31, 2016	1,446,798	4,710,551	2,165,692	12,446,688	9,753,563	5,288,718
Changes From Operations:
• Net investment income (loss)	6,100	76,010	110,271	44,523	(31,617)	(50,607)
• Net realized gain (loss) on investments	20,460	4,497	(33,839)	1,709,286	608,761	444,713
• Net change in unrealized appreciation or depreciation on investments	161,419	107,378	59,848	(1,726,920)	398,116	500,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	187,979	187,885	136,280	26,889	975,260	894,911
Changes From Unit Transactions:
• Contract purchases	171,794	198,755	104,553	277,809	291,121	150,718
• Contract withdrawals	(160,962)	(472,707)	(290,723)	(1,018,707)	(857,277)	(408,222)
• Contract transfers	104,521	(109,077)	26,917	(1,466,799)	(272,679)	18,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	115,353	(383,029)	(159,253)	(2,207,697)	(838,835)	(239,352)
TOTAL INCREASE (DECREASE) IN NET ASSETS	303,332	(195,144)	(22,973)	(2,180,808)	136,425	655,559
NET ASSETS AT DECEMBER 31, 2017	$1,750,130	$4,515,407	$2,142,719	$10,265,880	$9,889,988	$5,944,277

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$198,618	$34,757,222	$21,570,788	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	2,600	148,815	(77,723)	—	—	—	—
• Net realized gain (loss) on investments	(1,621)	1,365,981	1,934,622	—	—	—	—
• Net change in unrealized appreciation or depreciation on investments	7,461	(888,146)	(540,076)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,440	626,650	1,316,823	—	—	—	—
Changes From Unit Transactions:
• Contract purchases	18,649	539,511	645,626	—	—	—	—
• Contract withdrawals	(10,371)	(2,616,749)	(1,477,487)	—	—	—	—
• Contract transfers	14,858	(1,434,700)	(987,414)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,136	(3,511,938)	(1,819,275)	—	—	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,576	(2,885,288)	(502,452)	—	—	—	—
NET ASSETS AT DECEMBER 31, 2016	230,194	31,871,934	21,068,336	—	—	—	—
Changes From Operations:
• Net investment income (loss)	2,903	285,451	(48,076)	985	60	228	160
• Net realized gain (loss) on investments	(1,691)	3,581,329	1,734,236	1,069	68	248	178
• Net change in unrealized appreciation or depreciation on investments	11,965	115,738	2,403,689	(1,001)	(83)	(205)	(209)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,177	3,982,518	4,089,849	1,053	45	271	129
Changes From Unit Transactions:
• Contract purchases	21,262	480,132	597,249	—	—	—	146
• Contract withdrawals	(52,348)	(2,618,497)	(2,133,052)	—	—	—	—
• Contract transfers	(12,138)	(410,098)	(411,286)	109,971	7,010	26,387	17,884
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,224)	(2,548,463)	(1,947,089)	109,971	7,010	26,387	18,030
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,047)	1,434,055	2,142,760	111,024	7,055	26,658	18,159
NET ASSETS AT DECEMBER 31, 2017	$200,147	$33,305,989	$23,211,096	$111,024	$7,055	$26,658	$18,159

See accompanying notes.

	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$34,965	$76,830,690	$8,850,052	$14,652,966	$25,469	$710,885
Changes From Operations:
• Net investment income (loss)	152	(674,299)	8,839	(68,444)	1,413	2,716
• Net realized gain (loss) on investments	—	9,487,060	76,753	1,563,670	(7,215)	(7,545)
• Net change in unrealized appreciation or depreciation on investments	—	(9,127,994)	(14,062)	(867,799)	7,167	22,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	152	(315,233)	71,530	627,427	1,365	17,781
Changes From Unit Transactions:
• Contract purchases	195,325	605,210	165,926	300,679	10,682	99,748
• Contract withdrawals	(30,710)	(5,524,927)	(742,412)	(1,283,186)	(152)	(53,302)
• Contract transfers	(131,381)	(1,936,637)	(255,025)	(527,708)	(37,364)	(19,120)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,234	(6,856,354)	(831,511)	(1,510,215)	(26,834)	27,326
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,386	(7,171,587)	(759,981)	(882,788)	(25,469)	45,107
NET ASSETS AT DECEMBER 31, 2016	68,351	69,659,103	8,090,071	13,770,178	—	755,992
Changes From Operations:
• Net investment income (loss)	432	(613,152)	(13,404)	(148,876)	—	4,781
• Net realized gain (loss) on investments	—	8,670,548	268,380	1,165,156	—	(8,197)
• Net change in unrealized appreciation or depreciation on investments	—	14,645,058	1,717,975	2,417,820	—	12,172
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	432	22,702,454	1,972,951	3,434,100	—	8,756
Changes From Unit Transactions:
• Contract purchases	105,252	679,297	150,258	263,018	—	89,641
• Contract withdrawals	(18,796)	(6,476,947)	(954,251)	(1,187,214)	—	(155,701)
• Contract transfers	(105,193)	1,363	(110,042)	(87,255)	—	22,043
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,737)	(5,796,287)	(914,035)	(1,011,451)	—	(44,017)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,305)	16,906,167	1,058,916	2,422,649	—	(35,261)
NET ASSETS AT DECEMBER 31, 2017	$50,046	$86,565,270	$9,148,987	$16,192,827	$—	$720,731

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP BlackRock Scientific Allocation Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$299,759	$1,586,727	$23,053	$601,774	$4,340,416	$196,284	$15,071,433
Changes From Operations:
• Net investment income (loss)	2,735	(7,393)	(156)	23,020	63,098	(1,958)	81,292
• Net realized gain (loss) on investments	14,211	107,727	(2,362)	17,462	84,018	(841)	1,949,911
• Net change in unrealized appreciation or depreciation on investments	(6,825)	(141,768)	1,461	(48,788)	(68,988)	4,766	(1,261,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,121	(41,434)	(1,057)	(8,306)	78,128	1,967	769,383
Changes From Unit Transactions:
• Contract purchases	44,305	40,247	8,709	49,140	193,162	32,000	233,608
• Contract withdrawals	(30,745)	(208,090)	(56)	(27,263)	(699,891)	(20,553)	(1,141,507)
• Contract transfers	(20,132)	(112,234)	(9,416)	78,498	(18,369)	(6,752)	(389,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,572)	(280,077)	(763)	100,375	(525,098)	4,695	(1,297,713)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,549	(321,511)	(1,820)	92,069	(446,970)	6,662	(528,330)
NET ASSETS AT DECEMBER 31, 2016	303,308	1,265,216	21,233	693,843	3,893,446	202,946	14,543,103
Changes From Operations:
• Net investment income (loss)	3,492	(4,567)	(774)	14,536	60,259	(398)	45,466
• Net realized gain (loss) on investments	19,076	112,189	4,336	37,761	13,685	13	1,787,469
• Net change in unrealized appreciation or depreciation on investments	19,672	191,139	12,463	(7,120)	43,524	2,943	823,456
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	42,240	298,761	16,025	45,177	117,468	2,558	2,656,391
Changes From Unit Transactions:
• Contract purchases	48,964	28,051	36,769	43,026	164,363	34,218	245,487
• Contract withdrawals	(75,259)	(147,582)	(19,385)	(176,367)	(852,386)	(38,105)	(1,444,166)
• Contract transfers	18,182	(19,768)	24,771	(140,870)	39,805	1,251	(113,539)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,113)	(139,299)	42,155	(274,211)	(648,218)	(2,636)	(1,312,218)
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,127	159,462	58,180	(229,034)	(530,750)	(78)	1,344,173
NET ASSETS AT DECEMBER 31, 2017	$337,435	$1,424,678	$79,413	$464,809	$3,362,696	$202,868	$15,887,276
See accompanying notes.

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$331,712	$5,211,826	$29,685	$1,343,203	$4,644,203	$349,496
Changes From Operations:
• Net investment income (loss)	3,423	34,349	344	14,806	35,852	(3,376)
• Net realized gain (loss) on investments	32,899	1,838,060	(119)	38,110	80,917	(698)
• Net change in unrealized appreciation or depreciation on investments	(19,889)	(1,230,195)	1,079	(1,405)	38,762	3,290
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,433	642,214	1,304	51,511	155,531	(784)
Changes From Unit Transactions:
• Contract purchases	82,726	167,050	14,473	72,524	201,962	18,158
• Contract withdrawals	(13,160)	(559,400)	(426)	(186,259)	(566,821)	(54,496)
• Contract transfers	(10,388)	(139,365)	3,045	(31,976)	(346,275)	5,726
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	59,178	(531,715)	17,092	(145,711)	(711,134)	(30,612)
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,611	110,499	18,396	(94,200)	(555,603)	(31,396)
NET ASSETS AT DECEMBER 31, 2016	407,323	5,322,325	48,081	1,249,003	4,088,600	318,100
Changes From Operations:
• Net investment income (loss)	2,860	24,482	403	18,145	55,905	(2,785)
• Net realized gain (loss) on investments	21,504	59,550	147	19,659	64,163	(1,025)
• Net change in unrealized appreciation or depreciation on investments	6,805	935,692	12,083	79,070	458,482	15,438
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,169	1,019,724	12,633	116,874	578,550	11,628
Changes From Unit Transactions:
• Contract purchases	44,313	104,035	21,057	108,667	171,359	17,214
• Contract withdrawals	(18,086)	(450,178)	(672)	(87,101)	(290,174)	(79,439)
• Contract transfers	(218,959)	9,197	5,980	3,545	(119,339)	(16,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(192,732)	(336,946)	26,365	25,111	(238,154)	(79,205)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(161,563)	682,778	38,998	141,985	340,396	(67,577)
NET ASSETS AT DECEMBER 31, 2017	$245,760	$6,005,103	$87,079	$1,390,988	$4,428,996	$250,523

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$16,239,060	$1,206,062	$250,511	$562,353	$2,476,908	$4,222,544	$1,605,682
Changes From Operations:
• Net investment income (loss)	281,074	18,890	(1,255)	4,023	17,406	45,947	15,798
• Net realized gain (loss) on investments	102,118	32,227	738	27,777	88,482	142,404	42,057
• Net change in unrealized appreciation or depreciation on investments	283,312	(8,512)	22,523	(16,595)	(31,668)	(69,008)	(10,255)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	666,504	42,605	22,006	15,205	74,220	119,343	47,600
Changes From Unit Transactions:
• Contract purchases	2,193,315	85,913	16,513	44,337	202,400	454,587	377,361
• Contract withdrawals	(1,395,353)	(126,955)	(3,155)	(143,996)	(310,292)	(527,842)	(386,213)
• Contract transfers	1,070,527	(15,609)	(100,997)	(29,629)	(451,066)	304,635	55,454
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,868,489	(56,651)	(87,639)	(129,288)	(558,958)	231,380	46,602
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,534,993	(14,046)	(65,633)	(114,083)	(484,738)	350,723	94,202
NET ASSETS AT DECEMBER 31, 2016	18,774,053	1,192,016	184,878	448,270	1,992,170	4,573,267	1,699,884
Changes From Operations:
• Net investment income (loss)	408,315	17,363	518	3,769	15,302	46,111	17,132
• Net realized gain (loss) on investments	46,751	27,801	238	12,285	109,481	151,344	61,570
• Net change in unrealized appreciation or depreciation on investments	2,139,957	60,237	26,347	23,885	80,466	364,991	141,072
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,595,023	105,401	27,103	39,939	205,249	562,446	219,774
Changes From Unit Transactions:
• Contract purchases	1,629,763	102,280	56,798	33,376	132,736	368,174	297,869
• Contract withdrawals	(1,966,119)	(318,498)	(2,931)	(8,045)	(426,230)	(565,339)	(308,549)
• Contract transfers	484,644	57,349	2,972	(45,413)	(76,084)	12,461	(127,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	148,288	(158,869)	56,839	(20,082)	(369,578)	(184,704)	(137,696)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,743,311	(53,468)	83,942	19,857	(164,329)	377,742	82,078
NET ASSETS AT DECEMBER 31, 2017	$21,517,364	$1,138,548	$268,820	$468,127	$1,827,841	$4,951,009	$1,781,962

See accompanying notes.

	LVIP Managed Risk Profile 2050 Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$429,730	$3,200,059	$592,055	$970,656	$1,626,464	$201,693
Changes From Operations:
• Net investment income (loss)	6,493	56,918	7,697	17,712	14,942	3,880
• Net realized gain (loss) on investments	(1,829)	(10,685)	636	(79,237)	(650)	(4,808)
• Net change in unrealized appreciation or depreciation on investments	14,974	37,802	(1,392)	202,373	55,651	822
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,638	84,035	6,941	140,848	69,943	(106)
Changes From Unit Transactions:
• Contract purchases	255,600	123,932	30,773	92,966	69,341	44,737
• Contract withdrawals	(70,739)	(457,468)	(108,042)	(185,555)	(185,756)	(34,592)
• Contract transfers	(2,396)	(103,459)	70,093	(11,649)	(21,079)	(8,299)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	182,465	(436,995)	(7,176)	(104,238)	(137,494)	1,846
TOTAL INCREASE (DECREASE) IN NET ASSETS	202,103	(352,960)	(235)	36,610	(67,551)	1,740
NET ASSETS AT DECEMBER 31, 2016	631,833	2,847,099	591,820	1,007,266	1,558,913	203,433
Changes From Operations:
• Net investment income (loss)	10,086	71,136	9,220	18,843	45,466	5,214
• Net realized gain (loss) on investments	3,876	(19,269)	(1,523)	(5,177)	14,250	3,860
• Net change in unrealized appreciation or depreciation on investments	105,141	503,331	3,993	213,449	132,630	45,176
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	119,103	555,198	11,690	227,115	192,346	54,250
Changes From Unit Transactions:
• Contract purchases	282,076	107,892	53,179	89,991	71,660	69,407
• Contract withdrawals	(45,113)	(293,195)	(55,322)	(207,180)	(216,979)	(13,309)
• Contract transfers	(24,222)	(73,754)	37,874	72,990	(41,551)	7,512
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	212,741	(259,057)	35,731	(44,199)	(186,870)	63,610
TOTAL INCREASE (DECREASE) IN NET ASSETS	331,844	296,141	47,421	182,916	5,476	117,860
NET ASSETS AT DECEMBER 31, 2017	$963,677	$3,143,240	$639,241	$1,190,182	$1,564,389	$321,293

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$101,174,438	$25,715,728
Changes From Operations:
• Net investment income (loss)	374	1,036,426	103,966
• Net realized gain (loss) on investments	(4)	3,084,125	886,467
• Net change in unrealized appreciation or depreciation on investments	(544)	6,069,325	3,634,656
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(174)	10,189,876	4,625,089
Changes From Unit Transactions:
• Contract purchases	1,197	1,690,295	428,194
• Contract withdrawals	(609)	(7,802,822)	(2,506,319)
• Contract transfers	40,157	(1,529,938)	(485,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,745	(7,642,465)	(2,563,723)
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,571	2,547,411	2,061,366
NET ASSETS AT DECEMBER 31, 2016	40,571	103,721,849	27,777,094
Changes From Operations:
• Net investment income (loss)	815	943,790	(605)
• Net realized gain (loss) on investments	359	4,692,627	1,369,630
• Net change in unrealized appreciation or depreciation on investments	9,658	14,438,087	2,007,910
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,832	20,074,504	3,376,935
Changes From Unit Transactions:
• Contract purchases	11,145	1,674,558	292,782
• Contract withdrawals	(2,502)	(9,885,993)	(2,592,664)
• Contract transfers	4,211	(2,563,982)	(628,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,854	(10,775,417)	(2,928,009)
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,686	9,299,087	448,926
NET ASSETS AT DECEMBER 31, 2017	$64,257	$113,020,936	$28,226,020

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2016	$18,515,932	$4,359,911	$9,479,699
Changes From Operations:
• Net investment income (loss)	(121,441)	(8,611)	4,860
• Net realized gain (loss) on investments	1,518,513	403,402	415,852
• Net change in unrealized appreciation or depreciation on investments	(333,326)	702,162	(326,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,063,746	1,096,953	94,320
Changes From Unit Transactions:
• Contract purchases	253,415	79,851	217,474
• Contract withdrawals	(1,593,310)	(314,310)	(1,051,910)
• Contract transfers	(760,085)	307,637	(297,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,099,980)	73,178	(1,132,263)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,036,234)	1,170,131	(1,037,943)
NET ASSETS AT DECEMBER 31, 2016	17,479,698	5,530,042	8,441,756
Changes From Operations:
• Net investment income (loss)	(147,404)	(22,303)	11,791
• Net realized gain (loss) on investments	1,217,410	777,651	554,446
• Net change in unrealized appreciation or depreciation on investments	2,894,950	(122,843)	1,608,201
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,964,956	632,505	2,174,438
Changes From Unit Transactions:
• Contract purchases	233,296	87,012	184,854
• Contract withdrawals	(1,516,935)	(384,347)	(738,991)
• Contract transfers	(128,274)	(444,177)	4,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,411,913)	(741,512)	(549,988)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,553,043	(109,007)	1,624,450
NET ASSETS AT DECEMBER 31, 2017	$20,032,741	$5,421,035	$10,066,206

Lincoln National Variable Annuity Account L

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of three products as follows:

• Group Variable Annuity • Lincoln Secured Retirement Income	• Lincoln Retirement Income Rollover

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty mutual funds (the Funds) of eleven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Growth Portfolio - Class B

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2**

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Scientific Allocation Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Standard Class

LVIP Managed Risk Profile 2020 Fund - Standard Class

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Standard Class

LVIP Managed Risk Profile 2050 Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

T. Rowe Price International Series, Inc.:

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2017

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP

Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP UBS Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class

During 2016, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

During 2017, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2017, the 2017 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Also during 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Service Class	Delaware VIP® Smid Cap Core Series - Service Class
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
LVIP Delaware Foundation Moderate Allocation Fund - Standard Class	LVIP BlackRock Scientific Allocation Fund - Standard Class
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class
LVIP Delaware Foundation Conservative Allocation Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the three contract types within the Variable Account:

•  Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)

•  Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

•  Lincoln Retirement Income Rollover at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

During May, 2013, the fund replacement listed below occurred in certain products. The replacement fund has higher fund expenses than the fund it replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Fund - Class I	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2017 and 2016 were $204,654 and $217,979, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2017		0.75%	1.00%	$7.81	$8.15	275,626	$2,155,522	34.94%	35.28%	0.28%
	2016		0.75%	1.00%	5.79	6.03	293,802	1,702,782	-1.86%	-1.62%	0.00%
	2015		0.75%	1.00%	5.90	6.13	313,715	1,852,385	1.63%	1.88%	0.00%
	2014		0.75%	1.00%	5.80	6.01	338,951	1,969,007	3.76%	4.02%	0.00%
	2013		0.75%	1.00%	5.59	5.78	355,281	1,989,204	21.70%	22.01%	0.02%
AB VPS Growth and Income Portfolio - Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.18%
AB VPS Growth Portfolio - Class B
	2017		0.75%	1.00%	17.28	18.05	102,612	1,780,387	32.81%	33.14%	0.00%
	2016		0.75%	1.00%	13.01	13.55	105,554	1,379,285	-0.15%	0.10%	0.00%
	2015		0.75%	1.00%	13.03	13.54	127,091	1,661,558	7.74%	8.01%	0.00%
	2014		0.75%	1.00%	12.10	12.54	122,461	1,485,769	11.84%	12.12%	0.00%
	2013		0.75%	1.00%	10.82	11.18	140,737	1,525,730	32.40%	32.73%	0.03%
American Century VP Balanced Fund - Class I
	2017		0.75%	1.00%	48.20	50.48	288,309	13,957,461	12.78%	13.06%	1.54%
	2016		0.75%	1.00%	42.74	44.65	315,713	13,545,258	5.93%	6.19%	1.46%
	2015		0.75%	1.00%	40.35	42.05	327,511	13,265,699	-3.54%	-3.30%	1.72%
	2014		0.75%	1.00%	41.83	43.48	382,815	16,070,495	8.76%	9.03%	1.52%
	2013		0.75%	1.00%	38.46	39.88	434,732	16,768,685	16.26%	16.55%	1.58%
American Century VP Inflation Protection Fund - Class I
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
American Funds Global Growth Fund - Class 2
	2017		0.75%	1.00%	32.05	33.16	220,493	7,087,753	30.16%	30.49%	0.68%
	2016		0.75%	1.00%	24.62	25.42	218,019	5,388,246	-0.38%	-0.13%	0.84%
	2015		0.75%	1.00%	24.72	25.45	229,813	5,699,030	5.87%	6.14%	1.01%
	2014		0.75%	1.00%	23.35	23.98	239,094	5,599,280	1.30%	1.55%	1.14%
	2013		0.75%	1.00%	23.05	23.61	259,684	6,000,890	27.89%	28.21%	1.26%
American Funds Growth Fund - Class 2
	2017		0.75%	1.00%	23.02	24.04	1,367,467	31,609,079	27.02%	27.33%	0.50%
	2016		0.75%	1.00%	18.12	18.88	1,458,298	26,531,963	8.40%	8.67%	0.71%
	2015		0.75%	1.00%	16.72	17.37	1,566,846	26,293,002	5.79%	6.06%	0.60%
	2014		0.75%	1.00%	15.80	16.38	1,688,620	26,773,410	7.43%	7.70%	0.78%
	2013		0.75%	1.00%	14.71	15.21	1,845,206	27,219,661	28.81%	29.13%	0.93%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund - Class 2
	2017		0.75%	1.00%	$26.47	$27.38	547,569	$14,516,853	21.16%	21.47%	1.41%
	2016		0.75%	1.00%	21.84	22.54	568,668	12,443,140	10.41%	10.69%	1.37%
	2015		0.75%	1.00%	19.78	20.37	592,659	11,743,805	0.45%	0.70%	1.32%
	2014		0.75%	1.00%	19.70	20.22	602,195	11,877,200	9.53%	9.81%	1.32%
	2013		0.75%	1.00%	17.98	18.42	602,597	10,850,076	32.17%	32.50%	1.41%
American Funds International Fund - Class 2
	2017		0.75%	1.00%	19.21	20.06	534,213	10,285,892	30.83%	31.16%	1.25%
	2016		0.75%	1.00%	14.68	15.29	594,190	8,740,565	2.50%	2.76%	1.26%
	2015		0.75%	1.00%	14.33	14.88	636,510	9,133,407	-5.48%	-5.24%	1.46%
	2014		0.75%	1.00%	15.16	15.71	709,340	10,765,065	-3.62%	-3.38%	1.34%
	2013		0.75%	1.00%	15.72	16.25	767,401	12,083,542	20.42%	20.73%	1.35%
BlackRock Global Allocation V.I. Fund - Class I
	2017		0.75%	1.00%	17.00	17.37	102,881	1,750,130	12.73%	13.01%	1.38%
	2016		0.75%	1.00%	15.08	15.37	95,894	1,446,798	3.08%	3.34%	1.14%
	2015		0.75%	1.00%	14.63	14.87	104,709	1,532,499	-1.70%	-1.45%	1.13%
	2014		0.75%	1.00%	14.88	15.09	102,561	1,526,870	1.09%	1.35%	2.23%
	2013		0.75%	1.00%	14.72	14.89	106,183	1,563,568	13.62%	13.90%	1.26%
Delaware VIP® Diversified Income Series - Standard Class
	2017		0.75%	1.00%	18.58	19.22	242,662	4,515,407	4.18%	4.44%	2.66%
	2016		0.75%	1.00%	17.84	18.41	263,775	4,710,551	2.49%	2.75%	3.12%
	2015		0.75%	1.00%	17.40	17.91	305,107	5,315,575	-2.07%	-1.82%	3.02%
	2014		0.75%	1.00%	17.77	18.25	323,001	5,744,785	4.27%	4.53%	2.26%
	2013		0.75%	1.00%	17.04	17.45	346,914	5,916,303	-2.24%	-2.00%	2.37%
Delaware VIP® High Yield Series - Standard Class
	2017		0.75%	1.00%	20.48	21.13	104,467	2,142,719	6.42%	6.68%	6.07%
	2016		0.75%	1.00%	19.24	19.81	112,364	2,165,692	12.04%	12.32%	6.56%
	2015		0.75%	1.00%	17.18	17.64	131,395	2,259,594	-7.53%	-7.29%	6.52%
	2014		0.75%	1.00%	18.57	19.02	152,142	2,829,067	-1.28%	-1.03%	6.53%
	2013		0.75%	1.00%	18.81	19.22	152,088	2,864,216	8.13%	8.40%	7.40%
Delaware VIP® REIT Series - Service Class
	2017		0.75%	1.00%	40.83	42.63	250,792	10,265,880	0.26%	0.51%	1.37%
	2016		0.75%	1.00%	40.73	42.42	304,963	12,446,688	4.56%	4.83%	0.95%
	2015		0.75%	1.00%	38.95	40.46	319,994	12,490,856	2.49%	2.75%	1.02%
	2014		0.75%	1.00%	38.00	39.38	354,974	13,509,561	27.84%	28.16%	1.11%
	2013		0.75%	1.00%	29.73	30.73	364,544	10,850,558	0.91%	1.16%	1.32%
Delaware VIP® Small Cap Value Series - Service Class
	2017		0.75%	1.00%	32.80	33.93	300,858	9,889,988	10.65%	10.92%	0.65%
	2016		0.75%	1.00%	29.64	30.59	328,415	9,753,563	29.78%	30.11%	0.66%
	2015		0.75%	1.00%	22.84	23.51	342,295	7,832,045	-7.39%	-7.16%	0.49%
	2014		0.75%	1.00%	24.66	25.33	400,294	9,887,517	4.57%	4.83%	0.33%
	2013		0.75%	1.00%	23.58	24.16	445,837	10,528,843	31.85%	32.18%	0.51%
Delaware VIP® Smid Cap Core Series - Service Class
	2017		0.75%	1.00%	22.42	23.40	264,634	5,944,277	17.20%	17.50%	0.09%
	2016		0.75%	1.00%	19.13	19.92	275,984	5,288,718	6.94%	7.21%	0.00%
	2015		0.75%	1.00%	17.89	18.58	300,527	5,384,054	6.24%	6.51%	0.16%
	2014		0.75%	1.00%	16.84	17.44	309,856	5,224,630	1.85%	2.10%	0.00%
	2013		0.75%	1.00%	16.53	17.09	392,019	6,490,913	39.57%	39.92%	0.00%
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		0.75%	1.00%	13.78	14.07	14,525	200,147	6.34%	6.61%	2.37%
	2016		0.75%	1.00%	12.96	13.20	17,766	230,194	4.25%	4.51%	2.03%
	2015		0.75%	1.00%	12.43	12.63	15,980	198,618	-7.23%	-6.99%	2.92%
	2014		0.75%	1.00%	13.40	13.58	16,747	224,367	2.47%	2.73%	1.75%
	2013		0.75%	1.00%	13.07	13.22	14,420	188,525	-0.07%	0.18%	1.81%
Deutsche Equity 500 Index VIP Portfolio - Class A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.90%
Deutsche Small Cap Index VIP Portfolio - Class A
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.77%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Dreyfus Stock Index Fund, Inc. - Initial Class
	2013		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.45%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2017		0.75%	1.00%	48.32	50.61	687,618	33,305,989	12.97%	13.25%	1.86%
	2016		0.75%	1.00%	42.77	44.69	743,480	31,871,934	2.05%	2.30%	1.32%
	2015		0.75%	1.00%	41.92	43.68	827,635	34,757,222	-0.85%	-0.61%	1.53%
	2014		0.75%	1.00%	42.28	43.95	923,700	39,121,218	4.78%	5.04%	1.46%
	2013		0.75%	1.00%	40.35	41.84	1,006,553	40,680,237	14.56%	14.84%	1.53%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2017		0.75%	1.00%	27.88	29.11	830,957	23,211,096	20.38%	20.68%	0.77%
	2016		0.75%	1.00%	23.16	24.12	908,140	21,068,336	6.66%	6.93%	0.56%
	2015		0.75%	1.00%	21.71	22.56	991,770	21,570,788	-0.58%	-0.33%	0.79%
	2014		0.75%	1.00%	21.84	22.63	1,050,549	22,983,179	10.54%	10.82%	0.73%
	2013		0.75%	1.00%	19.76	20.42	1,128,066	22,321,096	29.65%	29.97%	0.83%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2017	12/13/17	1.00%	1.00%	10.31	10.31	10,767	111,024	0.96%	0.96%	0.94%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2017	12/11/17	1.00%	1.00%	10.32	10.32	684	7,055	1.04%	1.04%	0.88%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2017	12/12/17	1.00%	1.00%	10.32	10.32	2,584	26,658	1.03%	1.03%	0.91%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2017	12/5/17	1.00%	1.00%	10.32	10.32	1,760	18,159	1.93%	1.93%	1.63%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2017		0.00%	0.00%	18.17	18.20	2,754	50,046	0.67%	0.67%	0.65%
	2016		0.00%	0.00%	18.05	18.08	3,786	68,351	0.20%	0.20%	0.19%
	2015		0.00%	0.00%	18.02	18.04	1,941	34,965	0.02%	0.03%	0.02%
	2014		0.00%	0.00%	18.01	18.04	548	9,873	0.01%	0.01%	0.01%
	2013		0.00%	0.00%	18.01	18.04	450	8,104	0.03%	0.03%	0.03%
Fidelity® VIP Growth Portfolio - Initial Class
	2017		0.75%	1.00%	96.22	100.77	896,802	86,565,270	33.79%	34.12%	0.22%
	2016		0.75%	1.00%	71.92	75.13	965,781	69,659,103	-0.20%	0.05%	0.03%
	2015		0.75%	1.00%	72.06	75.10	1,063,302	76,830,690	6.11%	6.37%	0.25%
	2014		0.75%	1.00%	67.91	70.60	1,167,218	79,461,794	10.19%	10.47%	0.18%
	2013		0.75%	1.00%	61.63	63.91	1,263,909	78,065,251	34.98%	35.32%	0.28%
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		0.75%	1.00%	23.63	24.75	385,355	9,148,987	25.76%	26.08%	0.82%
	2016		0.75%	1.00%	18.79	19.63	428,756	8,090,071	1.05%	1.30%	0.99%
	2015		0.75%	1.00%	18.60	19.38	474,214	8,850,052	-3.26%	-3.02%	0.65%
	2014		0.75%	1.00%	19.22	19.98	506,118	9,760,515	6.37%	6.64%	1.07%
	2013		0.75%	1.00%	18.07	18.74	549,580	9,962,894	27.15%	27.47%	1.21%
LVIP Baron Growth Opportunities Fund - Service Class
	2017		0.75%	1.00%	69.10	72.38	233,609	16,192,827	25.97%	26.29%	0.00%
	2016		0.75%	1.00%	54.85	57.31	250,256	13,770,178	4.52%	4.78%	0.45%
	2015		0.75%	1.00%	52.48	54.70	278,447	14,652,966	-5.72%	-5.48%	0.00%
	2014		0.75%	1.00%	55.66	57.87	306,639	17,112,866	3.81%	4.07%	0.18%
	2013		0.75%	1.00%	53.62	55.60	351,269	18,887,194	38.67%	39.02%	0.43%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.21%
	2015		0.75%	1.00%	7.83	7.83	3,254	25,469	-15.86%	-15.86%	1.75%
	2014	5/27/14	1.00%	1.00%	9.30	9.30	2,549	23,703	-8.29%	-8.29%	1.60%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		0.75%	1.00%	9.49	9.63	75,902	720,731	1.17%	1.42%	1.62%
	2016		0.75%	1.00%	9.38	9.49	80,502	755,992	2.56%	2.82%	1.23%
	2015		0.69%	0.94%	9.15	9.23	77,644	710,885	-3.73%	-3.49%	1.14%
	2014		0.69%	0.94%	9.51	9.57	88,703	843,424	2.10%	2.36%	1.42%
	2013		0.69%	0.94%	9.31	9.31	102,316	952,551	-9.25%	-9.25%	0.95%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Scientific Allocation Fund - Standard Class
	2017		0.75%	1.00%	$19.08	$19.48	17,685	$337,435	13.19%	13.51%	2.02%
	2016		0.75%	1.00%	16.86	17.16	17,993	303,308	3.61%	3.87%	1.73%
	2015		0.75%	1.00%	16.27	16.53	18,412	299,759	-2.13%	-1.89%	1.48%
	2014		0.75%	1.00%	16.62	16.84	32,432	539,318	3.59%	3.85%	2.03%
	2013		0.75%	1.00%	16.05	16.22	31,435	504,590	13.10%	13.40%	2.33%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	12.07	12.61	117,506	1,424,678	24.88%	25.19%	0.64%
	2016		0.75%	1.00%	9.67	10.07	130,333	1,265,216	-2.29%	-2.05%	0.40%
	2015		0.75%	1.00%	9.89	10.28	159,858	1,586,727	0.33%	0.58%	0.00%
	2014		0.75%	1.00%	9.86	10.22	173,436	1,714,917	4.30%	4.56%	0.00%
	2013		0.75%	1.00%	9.46	9.77	179,209	1,698,511	24.25%	24.56%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	12.11	12.22	6,553	79,413	24.31%	24.62%	0.00%
	2016		0.75%	1.00%	9.74	9.81	2,177	21,233	1.24%	1.48%	0.00%
	2015		0.75%	1.00%	9.62	9.62	2,394	23,053	-5.15%	-5.15%	0.00%
	2014	6/17/14	1.00%	1.00%	10.15	10.15	40	410	-0.06%	-0.06%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		0.75%	1.00%	10.46	10.75	44,301	464,809	9.76%	10.04%	3.54%
	2016		0.75%	1.00%	9.53	9.77	72,541	693,843	0.18%	0.43%	4.20%
	2015		0.75%	1.00%	9.52	9.72	63,079	601,774	-2.21%	-1.96%	3.03%
	2014		0.75%	1.00%	9.73	9.92	61,557	600,333	12.76%	13.04%	2.79%
	2013		0.75%	1.00%	8.63	8.77	76,485	661,014	2.28%	2.53%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2017		0.75%	1.00%	16.81	17.39	199,585	3,362,696	3.33%	3.59%	2.71%
	2016		0.75%	1.00%	16.27	16.79	238,942	3,893,446	1.70%	1.96%	2.26%
	2015		0.75%	1.00%	16.00	16.47	271,002	4,340,416	-0.61%	-0.36%	2.25%
	2014		0.75%	1.00%	16.10	16.53	314,538	5,067,417	4.92%	5.18%	1.97%
	2013		0.75%	1.00%	15.34	15.71	374,119	5,746,772	-3.28%	-3.04%	1.56%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2017		0.75%	1.00%	9.96	10.13	20,363	202,868	1.26%	1.36%	0.80%
	2016		0.75%	1.00%	9.84	9.99	20,628	202,946	0.99%	1.40%	0.00%
	2015		0.75%	1.00%	9.74	9.74	20,149	196,284	-1.96%	-1.96%	1.17%
	2014		1.00%	1.00%	9.94	9.94	74,690	742,087	-0.63%	-0.63%	2.53%
	2013		1.00%	1.00%	10.00	10.00	12,862	128,606	-0.50%	-0.50%	0.90%
LVIP Delaware Social Awareness Fund - Standard Class
	2017		0.75%	1.00%	33.36	34.94	474,679	15,887,276	19.00%	19.30%	1.28%
	2016		0.75%	1.00%	28.03	29.28	517,239	14,543,103	5.58%	5.84%	1.42%
	2015		0.75%	1.00%	26.55	27.67	566,033	15,071,433	-1.65%	-1.40%	1.46%
	2014		0.75%	1.00%	27.00	28.06	594,059	16,083,660	14.05%	14.34%	1.53%
	2013		0.75%	1.00%	23.67	24.54	647,268	15,361,248	34.34%	34.68%	1.26%
LVIP Delaware Wealth Builder Fund - Standard Class
	2017		1.00%	1.00%	20.28	20.28	12,116	245,760	11.17%	11.17%	2.09%
	2016		1.00%	1.00%	18.25	18.25	22,324	407,323	4.57%	4.57%	1.80%
	2015		1.00%	1.00%	17.45	17.45	19,011	331,712	-2.31%	-2.31%	1.91%
	2014		1.00%	1.00%	17.86	17.86	15,807	282,347	3.30%	3.30%	2.49%
	2013		1.00%	1.00%	17.29	17.29	13,400	231,692	19.04%	19.04%	1.72%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		0.75%	1.00%	20.84	21.76	287,313	6,005,103	19.67%	19.97%	1.41%
	2016		0.75%	1.00%	17.41	18.14	304,680	5,322,325	13.27%	13.55%	1.52%
	2015		0.75%	1.00%	15.37	15.97	337,969	5,211,826	-2.98%	-2.74%	1.59%
	2014		0.75%	1.00%	15.84	16.42	356,541	5,665,734	12.05%	12.33%	2.05%
	2013		0.75%	1.00%	14.14	14.62	349,480	4,954,347	31.93%	32.26%	1.79%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	10.54	10.64	8,261	87,079	20.20%	20.50%	1.57%
	2016		0.75%	1.00%	8.77	8.77	5,483	48,081	1.40%	1.40%	1.73%
	2015		1.00%	1.00%	8.65	8.65	3,433	29,685	-8.94%	-8.94%	1.59%
	2014	6/26/14	1.00%	1.00%	9.50	9.50	2,528	24,004	-6.78%	-6.78%	2.35%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		0.75%	1.00%	$18.20	$18.78	76,364	$1,390,988	9.40%	9.67%	2.38%
	2016		0.75%	1.00%	16.63	17.12	75,021	1,249,003	3.98%	4.24%	1.95%
	2015		0.75%	1.00%	16.00	16.43	83,903	1,343,203	-2.97%	-2.73%	1.84%
	2014		0.75%	1.00%	16.49	16.89	112,782	1,860,347	4.65%	4.91%	1.91%
	2013		0.75%	1.00%	15.76	16.10	126,229	1,989,465	8.66%	8.93%	1.72%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		0.75%	1.00%	17.23	17.78	256,663	4,428,996	14.48%	14.77%	2.29%
	2016		0.75%	1.00%	15.05	15.49	271,306	4,088,600	3.71%	3.97%	1.66%
	2015		0.75%	1.00%	14.51	14.90	319,676	4,644,203	-4.65%	-4.41%	1.86%
	2014		0.75%	1.00%	15.22	15.59	360,047	5,484,539	2.44%	2.70%	1.93%
	2013		0.75%	1.00%	14.86	15.18	393,939	5,857,083	12.42%	12.70%	1.77%
LVIP Global Income Fund - Standard Class
	2017		0.75%	1.00%	12.20	12.47	20,528	250,523	4.00%	4.26%	0.00%
	2016		0.75%	1.00%	11.73	11.96	27,092	318,100	-0.49%	-0.25%	0.00%
	2015		0.75%	1.00%	11.79	11.79	29,623	349,496	-3.00%	-3.00%	3.24%
	2014		1.00%	1.00%	12.16	12.16	25,356	308,252	0.93%	0.93%	0.66%
	2013		1.00%	1.00%	12.05	12.05	21,720	261,626	-3.79%	-3.79%	0.26%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		0.05%	1.00%	11.99	18.47	1,641,212	21,517,364	13.18%	14.26%	2.35%
	2016		0.05%	1.00%	10.56	16.28	1,630,771	18,774,053	3.30%	4.29%	1.85%
	2015		0.05%	1.00%	10.19	15.72	1,446,630	16,239,060	-4.34%	-3.42%	2.58%
	2014		0.05%	1.00%	16.00	16.39	525,926	7,327,663	3.11%	3.37%	2.45%
	2013		0.75%	1.00%	15.52	15.85	358,649	5,571,552	10.74%	11.02%	1.79%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2017		0.75%	1.00%	17.29	17.89	65,102	1,138,548	9.85%	10.13%	2.51%
	2016		0.75%	1.00%	15.74	16.24	75,190	1,192,016	3.67%	3.93%	2.32%
	2015		0.75%	1.00%	15.18	15.63	78,946	1,206,062	-1.93%	-1.68%	2.70%
	2014		0.75%	1.00%	15.48	15.90	84,283	1,312,086	3.83%	4.09%	2.70%
	2013		0.75%	1.00%	14.91	15.27	82,482	1,235,729	8.25%	8.52%	2.22%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	11.88	11.99	22,623	268,820	13.55%	13.84%	1.24%
	2016		0.75%	1.00%	10.46	10.53	17,667	184,878	8.92%	9.18%	0.47%
	2015		0.75%	1.00%	9.61	9.61	26,076	250,511	-8.66%	-8.66%	0.83%
	2014	5/30/14	1.00%	1.00%	10.52	10.52	15,561	163,647	4.79%	4.79%	1.15%
LVIP Managed Risk Profile 2010 Fund - Standard Class
	2017		1.00%	1.00%	14.16	14.16	33,070	468,127	8.55%	8.55%	1.77%
	2016		1.00%	1.00%	13.04	13.04	34,374	448,270	3.40%	3.40%	1.71%
	2015		1.00%	1.00%	12.61	12.61	44,587	562,353	-2.59%	-2.59%	1.93%
	2014		0.75%	1.00%	12.95	13.20	42,849	554,795	3.74%	4.00%	1.79%
	2013		0.75%	1.00%	12.48	12.69	66,071	824,648	7.84%	8.11%	1.34%
LVIP Managed Risk Profile 2020 Fund - Standard Class
	2017		0.75%	1.00%	13.88	14.25	131,500	1,827,841	10.91%	11.19%	1.76%
	2016		0.75%	1.00%	12.51	12.82	159,040	1,992,170	3.41%	3.67%	1.60%
	2015		0.75%	1.00%	12.10	12.36	204,519	2,476,908	-3.18%	-2.94%	1.91%
	2014		0.75%	1.00%	12.50	12.74	180,840	2,261,930	3.35%	3.61%	1.86%
	2013		0.75%	1.00%	12.09	12.29	181,807	2,199,903	10.03%	10.30%	1.28%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		0.75%	1.00%	13.72	14.09	360,838	4,951,009	12.34%	12.62%	1.95%
	2016		0.75%	1.00%	12.21	12.51	374,363	4,573,267	2.68%	2.94%	1.86%
	2015		0.75%	1.00%	11.89	12.15	354,950	4,222,544	-3.63%	-3.39%	1.77%
	2014		0.75%	1.00%	12.34	12.58	360,949	4,455,329	3.12%	3.38%	2.22%
	2013		0.75%	1.00%	11.96	12.16	312,189	3,735,879	12.61%	12.90%	1.38%
LVIP Managed Risk Profile 2040 Fund - Standard Class
	2017		0.75%	1.00%	13.07	13.42	136,361	1,781,962	13.49%	13.79%	1.99%
	2016		0.75%	1.00%	11.51	11.79	147,627	1,699,884	2.78%	3.04%	1.83%
	2015		0.75%	1.00%	11.20	11.45	143,308	1,605,682	-4.19%	-3.95%	1.69%
	2014		0.75%	1.00%	11.69	11.92	148,817	1,740,247	2.45%	2.71%	2.29%
	2013		0.75%	1.00%	11.41	11.60	140,076	1,599,006	15.38%	15.66%	1.37%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2050 Fund - Standard Class
	2017		1.00%	1.00%	$13.26	$13.26	72,662	$963,677	15.94%	15.94%	2.23%
	2016		1.00%	1.00%	11.44	11.44	55,235	631,833	3.38%	3.38%	2.06%
	2015		1.00%	1.00%	11.07	11.07	38,835	429,730	-4.70%	-4.70%	2.00%
	2014		1.00%	1.00%	11.61	11.61	26,779	310,945	1.92%	1.92%	2.68%
	2013		1.00%	1.00%	11.39	11.39	12,580	143,326	17.85%	17.85%	2.47%
LVIP Mondrian International Value Fund - Standard Class
	2017		0.75%	1.00%	20.91	21.63	149,295	3,143,240	20.13%	20.43%	3.28%
	2016		0.75%	1.00%	17.41	17.96	162,608	2,847,099	2.98%	3.23%	2.64%
	2015		0.75%	1.00%	16.90	17.40	188,498	3,200,059	-4.75%	-4.51%	2.83%
	2014		0.75%	1.00%	17.75	18.22	206,128	3,671,267	-3.51%	-3.27%	3.81%
	2013		0.75%	1.00%	18.39	18.84	223,032	4,114,403	20.63%	20.93%	2.43%
LVIP SSGA Bond Index Fund - Standard Class
	2017		0.75%	1.00%	12.35	12.62	51,752	639,241	2.16%	2.41%	2.60%
	2016		0.75%	1.00%	12.09	12.32	48,947	591,820	1.26%	1.51%	2.08%
	2015		0.75%	1.00%	11.94	12.14	49,584	592,055	-0.75%	-0.50%	2.54%
	2014		0.75%	1.00%	12.03	12.03	48,811	587,200	4.70%	4.70%	1.93%
	2013		1.00%	1.00%	11.49	11.49	53,003	608,997	-3.54%	-3.54%	2.00%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		0.75%	1.00%	17.17	17.54	69,315	1,190,182	22.60%	22.91%	2.56%
	2016		0.75%	1.00%	14.00	14.27	71,846	1,007,266	14.29%	14.57%	2.50%
	2015		0.75%	1.00%	12.25	12.45	79,159	970,656	-17.87%	-17.66%	4.25%
	2014		0.75%	1.00%	14.92	15.12	76,682	1,144,576	-4.33%	-4.09%	2.98%
	2013		0.75%	1.00%	15.59	15.77	74,944	1,168,805	-3.80%	-3.55%	2.35%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	15.33	15.82	101,941	1,564,389	13.67%	13.96%	4.03%
	2016		0.75%	1.00%	13.48	13.88	115,459	1,558,913	4.57%	4.84%	1.78%
	2015		0.75%	1.00%	12.89	13.24	125,993	1,626,464	-7.45%	-7.22%	2.95%
	2014		0.75%	1.00%	13.93	14.27	136,392	1,901,995	2.94%	3.20%	2.23%
	2013		0.75%	1.00%	13.53	13.83	141,990	1,923,158	8.72%	8.99%	2.04%
LVIP SSGA International Index Fund - Standard Class
	2017		0.75%	1.00%	17.56	17.95	18,295	321,293	23.45%	23.76%	2.96%
	2016		0.75%	1.00%	14.23	14.50	14,300	203,433	-0.01%	0.24%	2.81%
	2015		0.75%	1.00%	14.23	14.47	14,173	201,693	-2.20%	-1.96%	2.56%
	2014		0.75%	1.00%	14.55	14.76	12,430	180,858	-6.78%	-6.51%	2.92%
	2013		0.75%	1.00%	15.60	15.78	9,619	150,109	19.78%	20.08%	1.82%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		0.75%	1.00%	12.48	12.52	5,147	64,257	23.03%	23.30%	2.50%
	2016	12/9/16	0.75%	1.00%	10.15	10.15	3,998	40,571	-0.43%	-0.42%	1.00%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		0.75%	1.00%	21.00	21.30	5,374,033	113,020,936	20.37%	20.67%	1.85%
	2016		0.75%	1.00%	17.45	17.65	5,938,000	103,721,849	10.65%	10.92%	1.85%
	2015		0.75%	1.00%	15.77	15.91	6,410,542	101,174,438	0.17%	0.42%	1.84%
	2014		0.75%	1.00%	15.74	15.85	7,132,300	112,348,626	12.30%	12.58%	1.87%
	2013		0.75%	1.00%	14.02	14.02	7,910,666	110,935,745	30.69%	30.69%	2.38%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		0.75%	1.00%	19.69	19.97	1,431,731	28,226,020	13.07%	13.35%	0.98%
	2016		0.75%	1.00%	17.42	17.62	1,593,485	27,777,094	19.48%	19.78%	1.28%
	2015		0.75%	1.00%	14.58	14.71	1,762,892	25,715,728	-5.66%	-5.43%	0.89%
	2014		0.75%	1.00%	15.45	15.55	1,980,246	30,614,796	3.63%	3.89%	0.82%
	2013		0.75%	1.00%	14.91	14.91	2,215,500	33,044,692	36.53%	36.53%	1.21%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		0.75%	1.00%	33.81	35.41	590,506	20,032,741	23.50%	23.81%	0.20%
	2016		0.75%	1.00%	27.38	28.60	636,474	17,479,698	6.49%	6.75%	0.27%
	2015		0.75%	1.00%	25.71	26.79	718,249	18,515,932	1.09%	1.34%	0.12%
	2014		0.75%	1.00%	25.43	26.44	774,185	19,742,185	10.48%	10.75%	0.23%
	2013		0.75%	1.00%	23.02	23.87	856,195	19,754,536	33.45%	33.79%	0.00%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		0.75%	1.00%	$29.66	$31.06	182,155	$5,421,035	12.23%	12.51%	0.58%
	2016		0.75%	1.00%	26.43	27.61	208,670	5,530,042	26.10%	26.41%	0.73%
	2015		0.75%	1.00%	20.96	21.84	207,472	4,359,911	-12.68%	-12.46%	0.74%
	2014		0.75%	1.00%	24.00	24.95	228,024	5,487,288	8.76%	9.03%	0.75%
	2013		0.75%	1.00%	22.07	22.88	243,292	5,382,437	29.83%	30.16%	1.17%
T. Rowe Price International Stock Portfolio
	2017		0.75%	1.00%	25.79	27.01	389,279	10,066,206	26.61%	26.93%	1.11%
	2016		0.75%	1.00%	20.37	21.28	413,387	8,441,756	1.11%	1.36%	0.95%
	2015		0.75%	1.00%	20.15	20.99	469,356	9,479,699	-1.89%	-1.64%	0.90%
	2014		0.75%	1.00%	20.53	21.35	520,642	10,716,030	-2.22%	-1.98%	1.02%
	2013		0.75%	1.00%	21.00	21.78	575,787	12,114,559	12.92%	13.20%	0.85%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$182,964	$314,695
AB VPS Growth Portfolio - Class B	225,528	198,633
American Century VP Balanced Fund - Class I	925,414	1,578,479
American Funds Global Growth Fund - Class 2	1,041,553	797,636
American Funds Growth Fund - Class 2	3,734,144	2,912,222
American Funds Growth-Income Fund - Class 2	1,936,827	1,526,609
American Funds International Fund - Class 2	641,479	1,498,160
BlackRock Global Allocation V.I. Fund - Class I	305,445	169,687
Delaware VIP® Diversified Income Series - Standard Class	382,308	688,438

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP® High Yield Series - Standard Class	$442,271	$491,242
Delaware VIP® REIT Series - Service Class	1,986,510	2,562,778
Delaware VIP® Small Cap Value Series - Service Class	964,047	1,502,049
Delaware VIP® Smid Cap Core Series - Service Class	720,053	611,946
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	32,773	72,965
Fidelity® VIP Asset Manager Portfolio - Initial Class	4,286,873	2,881,227
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,969,549	2,766,159
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	112,070	36
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	7,140	1
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	26,877	12
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	19,656	1,287
Fidelity® VIP Government Money Market Portfolio - Initial Class	97,297	116,895
Fidelity® VIP Growth Portfolio - Initial Class	6,992,545	7,713,697
Janus Henderson Global Research Portfolio - Institutional Shares	408,960	1,336,112
LVIP Baron Growth Opportunities Fund - Service Class	1,031,995	1,576,148
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	112,962	154,134
LVIP BlackRock Scientific Allocation Fund - Standard Class	94,994	83,732
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	78,344	190,819
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	75,811	34,360
LVIP Clarion Global Real Estate Fund - Standard Class	323,461	583,046
LVIP Delaware Bond Fund - Standard Class	455,589	943,408
LVIP Delaware Diversified Floating Rate Fund - Service Class	40,585	45,462
LVIP Delaware Social Awareness Fund - Standard Class	2,028,422	1,672,090
LVIP Delaware Wealth Builder Fund - Standard Class	99,542	278,113
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	408,589	632,427
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	31,682	4,908
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	142,800	90,805
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	217,699	400,517
LVIP Global Income Fund - Standard Class	49,455	130,264
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,378,071	2,326,973
LVIP JPMorgan Retirement Income Fund - Standard Class	247,451	352,403
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	60,204	3,251
LVIP Managed Risk Profile 2010 Fund - Standard Class	63,260	73,587
LVIP Managed Risk Profile 2020 Fund - Standard Class	284,153	574,149
LVIP Managed Risk Profile 2030 Fund - Standard Class	599,795	639,770
LVIP Managed Risk Profile 2040 Fund - Standard Class	322,001	408,975
LVIP Managed Risk Profile 2050 Fund - Standard Class	307,176	84,308
LVIP Mondrian International Value Fund - Standard Class	201,605	384,353
LVIP SSGA Bond Index Fund - Standard Class	165,445	120,493
LVIP SSGA Emerging Markets 100 Fund - Standard Class	241,666	268,203
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	141,105	283,257
LVIP SSGA International Index Fund - Standard Class	113,454	44,645
LVIP SSGA International Managed Volatility Fund - Standard Class	22,168	7,938
LVIP SSGA S&P 500 Index Fund - Standard Class	4,047,355	12,674,964
LVIP SSGA Small-Cap Index Fund - Standard Class	1,095,812	3,359,250
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	883,818	1,862,045
Neuberger Berman AMT Large Cap Value Portfolio - I Class	366,549	981,971
T. Rowe Price International Stock Portfolio	860,148	1,014,012

5. Investments

The following is a summary of investments owned at December 31, 2017:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	73,662	$29.25	$2,154,618	$1,335,339
AB VPS Growth Portfolio - Class B	52,791	33.70	1,779,041	1,313,026
American Century VP Balanced Fund - Class I	1,853,549	7.53	13,957,222	12,910,212
American Funds Global Growth Fund - Class 2	234,282	30.24	7,084,685	5,679,935
American Funds Growth Fund - Class 2	408,910	77.35	31,629,171	24,480,490

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Growth-Income Fund - Class 2	291,984	$49.71	$14,514,528	$12,235,675
American Funds International Fund - Class 2	475,390	21.63	10,282,690	8,629,111
BlackRock Global Allocation V.I. Fund - Class I	101,229	17.26	1,747,221	1,653,940
Delaware VIP® Diversified Income Series - Standard Class	428,357	10.54	4,514,884	4,439,321
Delaware VIP® High Yield Series - Standard Class	412,029	5.20	2,142,551	2,251,377
Delaware VIP® REIT Series - Service Class	762,909	13.46	10,268,752	10,077,714
Delaware VIP® Small Cap Value Series - Service Class	232,553	42.52	9,888,147	7,654,499
Delaware VIP® Smid Cap Core Series - Service Class	202,173	29.41	5,945,897	5,070,643
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	14,671	13.61	199,673	198,457
Fidelity® VIP Asset Manager Portfolio - Initial Class	2,187,001	15.23	33,308,018	33,464,586
Fidelity® VIP Contrafund® Portfolio - Service Class 2	626,414	37.05	23,208,634	17,701,973
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	4,885	22.73	111,033	112,034
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	326	21.65	7,056	7,139
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,239	21.52	26,660	26,865
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	935	19.42	18,161	18,370
Fidelity® VIP Government Money Market Portfolio - Initial Class	48,082	1.00	48,082	48,082
Fidelity® VIP Growth Portfolio - Initial Class	1,169,033	74.05	86,566,891	49,069,260
Janus Henderson Global Research Portfolio - Institutional Shares	178,693	51.20	9,149,104	6,617,318
LVIP Baron Growth Opportunities Fund - Service Class	330,044	49.07	16,194,934	9,912,447
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	70,323	10.21	717,929	760,070
LVIP BlackRock Scientific Allocation Fund - Standard Class	22,179	15.18	336,740	330,643
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	37,507	37.98	1,424,606	793,237
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,296	14.96	79,247	67,393
LVIP Clarion Global Real Estate Fund - Standard Class	48,480	9.59	464,774	432,150
LVIP Delaware Bond Fund - Standard Class	247,084	13.61	3,362,077	3,342,043
LVIP Delaware Diversified Floating Rate Fund - Service Class	19,781	10.16	201,013	200,434
LVIP Delaware Social Awareness Fund - Standard Class	405,839	39.13	15,881,309	14,344,868
LVIP Delaware Wealth Builder Fund - Standard Class	16,656	14.72	245,227	241,531
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	187,587	32.02	6,006,910	5,751,265
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,416	35.97	86,930	78,258
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	97,177	14.30	1,389,729	1,223,705
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	299,865	14.77	4,427,506	3,586,930
LVIP Global Income Fund - Standard Class	22,042	11.36	250,315	252,743
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,425,487	15.11	21,531,981	19,749,537
LVIP JPMorgan Retirement Income Fund - Standard Class	80,331	14.16	1,137,732	1,164,888
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	15,131	17.74	268,347	237,450
LVIP Managed Risk Profile 2010 Fund - Standard Class	39,339	11.90	468,209	431,838
LVIP Managed Risk Profile 2020 Fund - Standard Class	153,434	11.91	1,827,396	1,686,028
LVIP Managed Risk Profile 2030 Fund - Standard Class	418,122	11.84	4,950,984	4,456,927
LVIP Managed Risk Profile 2040 Fund - Standard Class	155,998	11.40	1,778,224	1,614,879
LVIP Managed Risk Profile 2050 Fund - Standard Class	87,677	10.91	956,736	881,785
LVIP Mondrian International Value Fund - Standard Class	174,197	18.03	3,140,942	3,180,381
LVIP SSGA Bond Index Fund - Standard Class	56,916	11.23	639,226	652,306
LVIP SSGA Emerging Markets 100 Fund - Standard Class	119,805	9.92	1,188,830	1,203,720
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	126,092	12.39	1,562,782	1,408,664
LVIP SSGA International Index Fund - Standard Class	32,434	9.91	321,293	284,634
LVIP SSGA International Managed Volatility Fund - Standard Class	6,426	10.00	64,233	55,119
LVIP SSGA S&P 500 Index Fund - Standard Class	6,149,059	18.39	113,050,454	77,129,086
LVIP SSGA Small-Cap Index Fund - Standard Class	889,476	31.73	28,225,746	21,197,714
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	771,272	25.97	20,029,174	12,496,821
Neuberger Berman AMT Large Cap Value Portfolio - I Class	324,289	16.71	5,418,862	4,997,471
T. Rowe Price International Stock Portfolio	580,025	17.35	10,063,436	7,961,744

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	27,275	(45,451)	(18,176)
AB VPS Growth Portfolio - Class B	10,121	(13,063)	(2,942)
American Century VP Balanced Fund - Class I	5,721	(33,125)	(27,404)
American Funds Global Growth Fund - Class 2	28,933	(26,459)	2,474
American Funds Growth Fund - Class 2	48,667	(139,498)	(90,831)
American Funds Growth-Income Fund - Class 2	40,723	(61,822)	(21,099)
American Funds International Fund - Class 2	26,028	(86,005)	(59,977)
BlackRock Global Allocation V.I. Fund - Class I	17,407	(10,420)	6,987
Delaware VIP® Diversified Income Series - Standard Class	15,869	(36,982)	(21,113)
Delaware VIP® High Yield Series - Standard Class	16,371	(24,268)	(7,897)
Delaware VIP® REIT Series - Service Class	7,080	(61,251)	(54,171)
Delaware VIP® Small Cap Value Series - Service Class	20,484	(48,041)	(27,557)
Delaware VIP® Smid Cap Core Series - Service Class	17,311	(28,661)	(11,350)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	2,175	(5,416)	(3,241)
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,390	(62,252)	(55,862)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	29,613	(106,796)	(77,183)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	10,767	—	10,767
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	684	—	684
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	2,584	—	2,584
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	1,887	(127)	1,760
Fidelity® VIP Government Money Market Portfolio - Initial Class	5,427	(6,459)	(1,032)
Fidelity® VIP Growth Portfolio - Initial Class	16,171	(85,150)	(68,979)
Janus Henderson Global Research Portfolio - Institutional Shares	17,438	(60,839)	(43,401)
LVIP Baron Growth Opportunities Fund - Service Class	7,630	(24,277)	(16,647)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	11,531	(16,131)	(4,600)
LVIP BlackRock Scientific Allocation Fund - Standard Class	4,234	(4,542)	(308)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	4,130	(16,957)	(12,827)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,357	(2,981)	4,376
LVIP Clarion Global Real Estate Fund - Standard Class	31,109	(59,349)	(28,240)
LVIP Delaware Bond Fund - Standard Class	17,042	(56,399)	(39,357)
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,274	(4,539)	(265)
LVIP Delaware Social Awareness Fund - Standard Class	9,072	(51,632)	(42,560)
LVIP Delaware Wealth Builder Fund - Standard Class	4,362	(14,570)	(10,208)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,860	(32,227)	(17,367)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	3,273	(495)	2,778
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	6,339	(4,996)	1,343
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	9,394	(24,037)	(14,643)
LVIP Global Income Fund - Standard Class	4,137	(10,701)	(6,564)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	215,152	(204,711)	10,441
LVIP JPMorgan Retirement Income Fund - Standard Class	11,025	(21,113)	(10,088)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	5,222	(266)	4,956
LVIP Managed Risk Profile 2010 Fund - Standard Class	3,827	(5,131)	(1,304)
LVIP Managed Risk Profile 2020 Fund - Standard Class	15,637	(43,177)	(27,540)
LVIP Managed Risk Profile 2030 Fund - Standard Class	34,404	(47,929)	(13,525)
LVIP Managed Risk Profile 2040 Fund - Standard Class	21,773	(33,039)	(11,266)
LVIP Managed Risk Profile 2050 Fund - Standard Class	24,170	(6,743)	17,427
LVIP Mondrian International Value Fund - Standard Class	5,792	(19,105)	(13,313)
LVIP SSGA Bond Index Fund - Standard Class	12,569	(9,764)	2,805
LVIP SSGA Emerging Markets 100 Fund - Standard Class	13,685	(16,216)	(2,531)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	6,433	(19,951)	(13,518)
LVIP SSGA International Index Fund - Standard Class	6,699	(2,704)	3,995
LVIP SSGA International Managed Volatility Fund - Standard Class	1,874	(725)	1,149
LVIP SSGA S&P 500 Index Fund - Standard Class	55,679	(619,646)	(563,967)
LVIP SSGA Small-Cap Index Fund - Standard Class	14,974	(176,728)	(161,754)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	10,893	(56,861)	(45,968)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	7,883	(34,398)	(26,515)
T. Rowe Price International Stock Portfolio	17,822	(41,930)	(24,108)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	61,113	(81,026)	(19,913)
AB VPS Growth Portfolio - Class B	9,447	(30,984)	(21,537)
American Century VP Balanced Fund - Class I	12,148	(23,946)	(11,798)
American Funds Global Growth Fund - Class 2	13,713	(25,507)	(11,794)
American Funds Growth Fund - Class 2	30,721	(139,269)	(108,548)
American Funds Growth-Income Fund - Class 2	26,112	(50,103)	(23,991)
American Funds International Fund - Class 2	29,220	(71,540)	(42,320)
BlackRock Global Allocation V.I. Fund - Class I	9,397	(18,212)	(8,815)
Delaware VIP® Diversified Income Series - Standard Class	14,890	(56,222)	(41,332)
Delaware VIP® High Yield Series - Standard Class	13,566	(32,597)	(19,031)
Delaware VIP® REIT Series - Service Class	21,227	(36,258)	(15,031)
Delaware VIP® Small Cap Value Series - Service Class	28,954	(42,834)	(13,880)
Delaware VIP® Smid Cap Core Series - Service Class	17,966	(42,509)	(24,543)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	3,822	(2,036)	1,786
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,208	(90,363)	(84,155)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	15,314	(98,944)	(83,630)
Fidelity® VIP Government Money Market Portfolio - Initial Class	10,378	(8,533)	1,845
Fidelity® VIP Growth Portfolio - Initial Class	4,367	(101,888)	(97,521)
Janus Henderson Global Research Portfolio - Institutional Shares	6,362	(51,820)	(45,458)
LVIP Baron Growth Opportunities Fund - Service Class	4,122	(32,313)	(28,191)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	2,706	(5,960)	(3,254)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,676	(9,818)	2,858
LVIP BlackRock Scientific Allocation Fund - Standard Class	5,420	(5,839)	(419)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	3,929	(33,454)	(29,525)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,240	(1,457)	(217)
LVIP Clarion Global Real Estate Fund - Standard Class	19,386	(9,924)	9,462
LVIP Delaware Bond Fund - Standard Class	32,389	(64,449)	(32,060)
LVIP Delaware Diversified Floating Rate Fund - Service Class	3,369	(2,890)	479
LVIP Delaware Social Awareness Fund - Standard Class	8,027	(56,821)	(48,794)
LVIP Delaware Wealth Builder Fund - Standard Class	4,596	(1,283)	3,313
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	12,745	(46,034)	(33,289)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,159	(109)	2,050
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,891	(12,773)	(8,882)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	12,606	(60,976)	(48,370)
LVIP Global Income Fund - Standard Class	2,525	(5,056)	(2,531)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	403,518	(219,377)	184,141
LVIP JPMorgan Retirement Income Fund - Standard Class	7,307	(11,063)	(3,756)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,249	(12,658)	(8,409)
LVIP Managed Risk Profile 2010 Fund - Standard Class	3,711	(13,924)	(10,213)
LVIP Managed Risk Profile 2020 Fund - Standard Class	18,371	(63,850)	(45,479)
LVIP Managed Risk Profile 2030 Fund - Standard Class	74,078	(54,665)	19,413
LVIP Managed Risk Profile 2040 Fund - Standard Class	42,875	(38,556)	4,319
LVIP Managed Risk Profile 2050 Fund - Standard Class	22,037	(5,637)	16,400
LVIP Mondrian International Value Fund - Standard Class	7,227	(33,117)	(25,890)
LVIP SSGA Bond Index Fund - Standard Class	9,978	(10,615)	(637)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	13,742	(21,055)	(7,313)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,157	(15,691)	(10,534)
LVIP SSGA International Index Fund - Standard Class	5,736	(5,609)	127
LVIP SSGA International Managed Volatility Fund - Standard Class	4,049	(51)	3,998
LVIP SSGA S&P 500 Index Fund - Standard Class	73,942	(546,484)	(472,542)
LVIP SSGA Small-Cap Index Fund - Standard Class	46,653	(216,060)	(169,407)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	10,716	(92,491)	(81,775)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	18,882	(17,684)	1,198
T. Rowe Price International Stock Portfolio	6,794	(62,763)	(55,969)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account L (the "Variable Account"), comprised of the subaccounts described in the related appendix to this opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln National Variable Annuity Account L at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1996.
Philadelphia, Pennsylvania
April 24, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended Decemer 31, 2017
AB VPS Growth Portfolio - Class B	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Balanced Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Scientific Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2050 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
T. Rowe Price International Stock Portfolio	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 9, 2016 through December 31, 2016
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 13, 2017 through December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 11, 2017 through December 31, 2017
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 12, 2017 through December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2017	For the period from December 5, 2017 through December 31, 2017
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)

Lincoln National Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2017
Statement of Operations - Year ended December 31, 2017
Statements of Changes in Net Assets - Years ended December 31, 2017 and 2016
Notes to Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2017 and 2016
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2017, 2016 and 2015
Consolidated Statements of Cash Flows - Years ended December 31, 2017, 2016 and 2015
Notes to Consolidated Financial Statements - December 31, 2017
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4) Variable Annuity Contract (AN-701) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.
(b) Group Variable Annuity Certificate (AN-711) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198911) filed on December 8, 2014.
(c) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(d) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application (N/A)
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198911) filed on December 8, 2014.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Kirkland L. Hicks*	Executive Vice President, Director, and General Counsel
Christine Janofsky*	Senior Vice President, Chief Accounting Officer, and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2018 there were 40,646 participants in group contracts under Account L.

Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 25th day of April, 2018.

Lincoln National Variable Annuity Account L (Registrant) Lincoln Retirement Income RolloverSM Version 2
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 25, 2018.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
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